--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

  We are pleased to have the opportunity to review the performance and discuss the holdings of the Goldman Sachs Equity Portfolios for the six-month period ended July 31, 1995. There is good news to report as performance of the U.S. stock market and selected markets elsewhere in the world improved dramatically over 1994.

U.S. Market Overview:
Relatively Stable Interest Rates, Strong Earnings and Low Inflation Propelled Stocks Higher

  In marked contrast to 1994, thus far in 1995 the U.S. stock market experienced one of the most vigorous rallies since the bull market began in 1991. Many investors returned to the stock market, as interest rates stabilized in the U.S. after the seventh tightening by the U.S. Federal Reserve Board on February 1 and then declined. The market set new records each month, with enthusiasm sustained by strong corporate earnings for many large U.S. companies during the first quarter of 1995, and healthy earnings growth for the second quarter as well. Meanwhile, inflation, as measured by the Consumer Price Index (CPI), increased a small amount to an estimated annualized rate of 3.2% from December through June compared with 2.6% for 1994.

  Earnings growth for the second half of the year is expected to be considerably more subdued as the economy has slowed markedly during the past few months. Consensus appears to be that the hoped-for "soft landing" (slower growth with low inflation) will materialize.

  During the first few months of the period under review, larger U.S. companies outperformed smaller companies, with the technology sector leading the way for most of the period. Financial service companies and companies that realized substantial revenues from exports also did well. During the second quarter, smaller stocks caught up. From February 1 through July 31, the S&P 500 stock index (with income reinvested), often used as a broad indicator of large U.S. stocks, rose 21.1%. The Russell 2000 (with income reinvested), a leading benchmark consisting of smaller U.S. companies, increased 22.6% for the same period.

Despite Generally Slower Economic Growth, the Fed Remained Neutral Until July

  Slower economic growth coupled with relatively contained inflation characterized the period and fueled a major bond rally that gained momentum in late April and early May. Key economic indicators showed a relatively sharp slowdown during much of the period under review, with some signs of growth emerging in July.
 . Real Gross Domestic Product (GDP) increased a relatively modest 2.7% during the first quarter of 1995 (compared with 5.1% for the fourth quarter of 1994) and, based on revised estimates, was 1.1% for the second quarter.
 . Auto sales were soft, as were orders for durable goods, which fell 4.6% in
  April, recovered only 2.7% in May, then declined 2.1% in July.
 . Factory output slowed after a significant buildup in inventories and very high plant capacity utilization during the fourth quarter of 1994.


--------------------------------------------------------------------------------
Table of Contents

Introduction/Market Overview..............................................   1
Goldman Sachs Balanced Fund...............................................   4
Goldman Sachs Select Equity Fund..........................................  10
Goldman Sachs Growth and Income...........................................  15
Goldman Sachs Capital Growth Fund.........................................  19
Goldman Sachs Small Cap Equity Fund.......................................  23
Goldman Sachs International Equity Fund...................................  27
Goldman Sachs Asia Growth Fund............................................  32
Financial Statements......................................................  38
Notes to Financial Statements.............................................  46
Financial Highlights......................................................  53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)



--------------------------------------------------------------------------------
 . Sales and starts of single-family homes declined from January through April, each reaching its lowest level in two years. Lower interest rates caused the trend to reverse sharply in May, with sales of new and existing homes rising approximately 20% and 4.7%, respectively. In July, housing starts rose 6.7%, their biggest gain in 16 months.

  After February 1, the U.S. Federal Reserve remained resolutely neutral until July 6, when it decreased the Federal Funds rate (the rate banks charge one another for overnight borrowing) by 25 basis points to 5.75%, in an effort to stem the economic slowdown. The stock market responded favorably.

Resumption of Growth by Year End Probable

  Opinion is divided regarding exactly when the economy will resume its ascent, with some expecting a turnaround by year end and others believing that some sectors of the economy have already begun to rebound. The factors that could contribute to this positive outlook include the recent decrease in short-term rates by the Fed, the decrease in long-term interest rates that could eventually strengthen home building and other interest rate-sensitive sectors, the potential for U.S. export growth to continue and indications that a stimulative fiscal policy may be adopted based on the continuing discussions in Congress regarding tax reform.

After Declining to Post-World War II Lows, the Dollar Stabilized

  Starting in February 1995, the dollar weakened dramatically, stemming from the general economic slowdown, the U.S. trade imbalance with Japan and concern regarding the devaluation of the Mexican peso. From January through April, the dollar fell approximately 18% against the yen and 12% against the deutsche mark, hitting postwar lows during that period. In May, the dollar recovered a small portion of its losses, held its own in June and then rallied 4% against the yen in July, making the second half of the period under review considerably more stable than the first. The positive side of the weaker dollar was that it brought good news for U.S. exports, which were relatively cheap in terms of most foreign currencies. In mid-August, the central banks of the U.S., Japan and Germany intervened to support the dollar.

The International Market Environment: A Mixed Picture With a Stronger Finish for Some Markets

  In the first half of 1995, international equity markets started in the doldrums but, in some cases, ended markedly improved. The Japanese market declined the most significantly, then rallied briefly in July.

 . European stock markets were less volatile during the first half of 1995 compared with a weak ending for 1994. From mid-March forward, a sustained rally in Europe favored some stock markets more than others. In general, the European economic recovery has proceeded at a moderate pace, with inflation low and unemployment remaining high. Political uncertainties, stemming from such factors as elections in France, the struggle for leadership in Britain and large budget deficits that spurred fears of inflation in Italy and Sweden, caused investors to seek what were perceived to be safe havens in deutsche marks and Swiss francs based on Germany and Switzerland's political and economic stability.

 . In Japan, the economy was hindered by the strong yen that contributed to a decline in exports. In addition, significant costs and concerns resulting from the devastating earthquake in Kobe took a heavy toll. Domestic consumption declined and the trend for Japanese companies to outsource production to less expensive markets in Southeast Asia increased. During the first half of the year, the Nikkei 300 declined by approximately 22% amid significant downward revisions in earnings growth based on the assumption that the yen would remain strong, then rose 12% in July.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

 . Asian stock markets experienced mixed performance and low volume, despite stable economic fundamentals in the region. After a violent sell-off in Asia during January, caused in part by the "spillover" effect of the devaluation of the Mexican peso and weakness in Latin American markets, February saw most Asian markets rebound strongly. March and April were mixed followed by another strong rally in May, which was fueled by foreign capital inflows to the region. In addition, the positive results of the U.S. equity market encouraged increased investor interest in the relatively inexpensive markets of Asia. Profit taking in June affected markets throughout the region, while July brought lower volatility and positive results.

  We are pleased to note that most of The Goldman Sachs Equity Portfolios did well during this period, due to our emphasis on extensive fundamental research and successful stock selection by our portfolio managers, as well as the favorable environment for equities. As in the past, we remind you to take a long-term point of view with regard to your investments in The Goldman Sachs Equity Portfolios. While our goal is to deliver consistent performance over time, equity markets can be volatile and it is unlikely that the second half of 1995 will match the powerful stock market rally that marked the first half of the year. As always, we appreciate your support and will continue to do our best to serve your investment needs.

Sincerely,

/s/ David B. Ford

David B. Ford
Chairman, Chief Executive Officer
Goldman Sachs Asset Management

August 31, 1995

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund



--------------------------------------------------------------------------------
Objective and Investment Approach

  The Goldman Sachs Balanced Fund seeks to provide investors with a combination of long-term growth of capital and current income by investing in a diversified portfolio that includes both equity and fixed income securities. Under normal market conditions, the fund is expected to maintain an asset mix of approximately 50% to 70% in stocks and other equity securities, with the remainder (at minimum 25%) in bonds and other fixed income securities. Currently, the fund's "neutral" weighting is expected to be approximately 55% stocks and 45% bonds. However, the fund's portfolio management team will review the fund's asset mix on a regular basis and adjust it to reflect changes in the economic environment. The fund will focus primarily on U.S. common stocks, other equity securities and fixed income securities.

  Stocks are selected using a value style, identifying those judged to be inexpensive relative to their expected long-term earnings and ability to pay dividends. We also consider the degree to which a company's management is committed to increasing value for shareholders.

  In the fixed income portion of the portfolio, our investment approach is to actively manage the portfolio within a risk-controlled framework. We de-emphasize interest rate anticipation by monitoring the portfolio's duration to keep it within a narrow range of a target, and instead focus on seeking to add value through sector selection, security selection and yield curve strategies.

Performance Review: The Fund's Slight Overweighting in Equities Aids Results

  For the six-month period ended July 31, 1995, the Goldman Sachs Balanced Fund had a total return of 16.96% based on net asset value compared with a return of 16.14% for its benchmark, a combination of the S&P 500 stock index (weighted at 60%) and the Lehman Brothers Aggregate Bond Index (weighted at 40%).

  The fund's outperformance relative to the benchmark reflects a combination of its slight overweighting in equities during the period and its successful stock selection. In the declining interest rate environment, the fixed income portion of the fund's portfolio also contributed to its positive return.

Portfolio Composition: Successful Stock Selection in Diverse Sectors

  As of July 31, the fund's asset mix based on net assets was 58% in equities, 34% in fixed income investments and 14% in cash equivalents.

  . Equities: The fund's top-performing stocks during the period included several well-known names in the defense sector: McDonnell Douglas Corp., Northrop Grumman Corp. and Lockheed-Martin. Investors are beginning to recognize the extent to which these companies can generate and benefit from their significant cash flows. For example, McDonnell Douglas is using some of its excess cash for a stock repurchase program and Northrop is expected to begin paying down some of its debt.

  The fund also benefited from its investments in paper stocks including Stone Container Corp., Georgia-Pacific Corp. and Champion International Corp., all of which reported stronger earnings than expected. Even as the U.S. economy slows, demand for paper products is expected to continue to grow and worldwide production capacity is still somewhat muted.

  Brunswick Corp. (marine engines and pleasure boats) and Outboard Marine Corp. experienced slow early spring sales, which led to stock price declines. Since we believed that the long-term earnings power of both companies was underappreciated by the market, we used this as an opportunity to add to our positions. During the summer, sales at both companies have rebounded and so have the stocks. Another weak performer, Valassis Communications (a publisher of inserts and coupons for newspapers), was hurt by the company's announcement that its return to previous levels of profitability would take longer than expected. However, we believe opportunities exist for Valassis to improve its margins over time.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Top 10 Equity Holdings as of July 31, 1995


                                                                     Percentage
                                                                     of Equity
Company                              Line of Business                 Holdings
McDonnell Douglas Corp.              Aerospace/Defense                  4.2%
Stone Container Corp.                Pulp and Paper Products            4.0%
Ford Motor Co.                       Automotive Products                3.5%
RJR Nabisco Holdings Corp.           Tobacco and Food Products          3.4%
Georgia-Pacific Corp.                Paper and Forest Products          3.3%
Chiquita Brands International, Inc.  Grocery Products                   3.1%
Consolidated Freightways, Inc.       Trucking                           2.9%
J.C. Penney Co., Inc.                Discount Retailing                 2.8%
Brunswick Corp.                      Marine Engines and                 2.6%
                                      Pleasure Boats
Philip Morris Cos., Inc.             Tobacco and Food Products          2.6%

  . Fixed Income: During the period, the fixed income portion of the portfolio was gradually diversified. As of July 31, the fund's fixed income investments included U.S. Treasury securities (27.3%), corporate bonds (20.8%), mortgage-backed securities (10.7%), asset-backed securities (6.4%), government agency debt (5.9%) and cash equivalents (28.9%). Despite an increase in prepayment risk, we like the mortgage sector, which we believe is attractively valued. We also have a positive view of corporate securities, which we expect to perform well as the risk of recession declines. We hold asset-backed securities and government agency debt because they provide attractive yields over Treasuries.

Outlook

  If economic growth resumes later in the year and inflation remains low, both the stock and bond markets should do well. Currently, we favor equities over bonds and will allocate the portfolio accordingly. However, we will continue to carefully monitor the fund's asset allocation and make adjustments as economic and market conditions change. We believe that our extensive fundamental research will uncover underpriced stocks and attractive fixed income opportunities that will help in seeking to achieve the fund's investment objectives over time.


     /s/ Mitchell E. Cantor                       /s/ Ronald E. Gutfleish

         Mitchell E. Cantor                           Ronald E. Gutfleish

                         Portfolio Managers, Equities


     /s/ Jonathan A. Beinner                      /s/ Theodore T. Sotir

         Jonathan A. Beinner                          Theodore T. Sotir

                       Portfolio Managers, Fixed Income

August 31, 1995



--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund

July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------
Shares     Description                                                     Value
================================================================================
Common Stocks--58.0%
Aerospace/Defense--4.4%
3,204      Lockheed Martin Corp.                                      $  201,452
8,900      McDonnell Douglas Corp.                                       735,363
5,700      Northrop Grumman Corp.                                        324,900
1,500      Thiokol Corp.                                                  49,875
--------------------------------------------------------------------------------
                                                                       1,311,590
--------------------------------------------------------------------------------
Auto Parts-Original Equipment--1.4%
5,900      Goodyear Tire & Rubber Co.                                    255,913
5,800      Lear Seating Corp.*                                           156,600
--------------------------------------------------------------------------------
                                                                         412,513
--------------------------------------------------------------------------------
Automotive Products--2.6%
20,900     Ford Motor Co.                                                603,488
3,300      General Motors Corp.                                          160,875
--------------------------------------------------------------------------------
                                                                         764,363
--------------------------------------------------------------------------------
Bank Holding Companies--1.0%
7,300      Lincoln National Corp.                                        300,213
--------------------------------------------------------------------------------
Beverages-Alcoholic--1.3%
7,200      Anheuser Busch Companies, Inc.                                400,476
--------------------------------------------------------------------------------
Building Materials--0.2%
1,000      Armstrong World Industries, Inc.                               55,250
--------------------------------------------------------------------------------
Cable Television Systems--1.2%
13,900     Tele Communications, Inc.*                                    347,500
--------------------------------------------------------------------------------
Chemicals-Plastics--1.1%
12,100     Geon Co.                                                      340,313
--------------------------------------------------------------------------------
Commercial Banks--2.1%
6,100      Nationsbank Corp.                                             342,363
9,400      Shawmut National Corp.                                        290,225
--------------------------------------------------------------------------------
                                                                         632,588
--------------------------------------------------------------------------------
Computers--1.9%
6,700      Compaq Computer Corp.*                                        340,025
3,700      Dell Computer Corp.*                                          240,500
--------------------------------------------------------------------------------
                                                                         580,525
--------------------------------------------------------------------------------
Containers-Metal and Glass--1.1%
24,500     Owens Illinois Corp.*                                         339,938
--------------------------------------------------------------------------------
Discount Retailing--1.6%
10,100     J.C. Penney, Inc.*                                            488,588
--------------------------------------------------------------------------------
Electronics--0.9%
5,000      Loral Corp.*                                                  280,000
--------------------------------------------------------------------------------
Energy--0.9%
11,900     Entergy Corp.                                                 282,625
--------------------------------------------------------------------------------
Financial Services--0.8%
1,500      North American Mortgage Co.                                    32,438
5,200      Reliastar Financial Corp.                                     198,250
--------------------------------------------------------------------------------
                                                                         230,688
--------------------------------------------------------------------------------
Grocery Products--1.8%
37,200     Chiquita Brands International, Inc.                           544,050
--------------------------------------------------------------------------------
Health and Medical Services--2.7%
1,700      U S Healthcare Inc.                                            53,763
20,400     Tenet Healthcare Corp.                                        311,100
9,200      Columbia/HCA Healthcare                                       450,800
--------------------------------------------------------------------------------
                                                                         815,663
--------------------------------------------------------------------------------
Home Builders--1.2%
3,500      Centex Corp.                                                   98,000
13,300     Lennar Corp.                                                  256,025
--------------------------------------------------------------------------------
                                                                         354,025
--------------------------------------------------------------------------------
Insurance--3.9%
13,300     FHP International Corp.*                                      349,137
12,500     PartnerRe Holdings, Ltd.                                      315,625
7,400      Travelers Group, Inc.                                         350,575
3,800      US Life Corp.                                                 158,650
--------------------------------------------------------------------------------
                                                                       1,173,987
--------------------------------------------------------------------------------
Marine and Pleasure Boats--2.4%
22,900     Brunswick Corp.                                               460,863
12,400     Outboard Marine Corp.                                         248,000
--------------------------------------------------------------------------------
                                                                         708,863
--------------------------------------------------------------------------------
Miscellaneous--0.7%
7,800      Fleming Companies Inc.                                        205,725
--------------------------------------------------------------------------------
Money Center Banks--0.6%
3,100      BankAmerica Corp.                                             167,400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)

July 31, 1995
(Unaudited)


--------------------------------------------------------------------------------
Shares     Description                                                     Value
================================================================================
Common Stocks (continued)
Mortgage Banking--0.8%
10,900     Bergen Brunswig Corp.                                     $   235,713
--------------------------------------------------------------------------------
Oil & Gas--2.5%
1,600      Chevron Corp.*                                                 79,000
1,400      Texaco, Inc.                                                   93,100
2,000      Atlantic Richfield Co.                                        230,500
10,700     Tosco Corp.                                                   350,425
--------------------------------------------------------------------------------
                                                                         753,025
--------------------------------------------------------------------------------
Oil & Gas-International--0.3%
1,300      Exxon Corp.                                                    94,250
--------------------------------------------------------------------------------
Oil-International Integrated--0.8%
1,600      Mobil Corp.                                                   156,400
700        Royal Dutch Petroleum ADR                                      88,900
--------------------------------------------------------------------------------
                                                                         245,300
--------------------------------------------------------------------------------
Paper and Forest Products--2.9%
5,100   Champion International Corp.                                     287,513
6,600   Georgia-Pacific Corp.                                            569,250
--------------------------------------------------------------------------------
                                                                         856,763
--------------------------------------------------------------------------------
Petroleum Refining--0.6%
5,200      Ashland Inc.                                                  178,750
--------------------------------------------------------------------------------
Publishing--0.6%
12,700     Valassis Communications, Inc.                                 180,975
--------------------------------------------------------------------------------
Pulp and Paper Products--2.3%
32,100     Stone Container Corp.                                         694,163
--------------------------------------------------------------------------------
Retail--1.1%
9,500      Melville Corp.*                                               342,000
--------------------------------------------------------------------------------
Retail-Department Stores--0.3%
2,700      Sears Roebuck & Co.                                            88,088
--------------------------------------------------------------------------------
Retail-General Merchandise--0.6%
5,600      Supervalue, Inc.                                              172,200
--------------------------------------------------------------------------------
Savings and Loans--1.1%
8,000      GP Financial Corp.                                            193,000
3,800      Standard Federal Bancorp.                                     139,175
--------------------------------------------------------------------------------
                                                                         332,175
--------------------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--0.4%
800        Salomon, Inc.*                                                 29,500
3,800      Lehman Brothers Holdings, Inc.                                 84,075
--------------------------------------------------------------------------------
                                                                         113,575
--------------------------------------------------------------------------------
Shoes--0.2%
17,900     LA Gear, Inc.*                                                 53,700
--------------------------------------------------------------------------------
Technology--0.3%
3,700      Storage Technology Corp.                                       94,813
--------------------------------------------------------------------------------
Tobacco and Food Products--4.0%
6,300      Philip Morris Companies, Inc.                                 451,238
7,500      Universal Corp.                                               161,250
21,700     RJR Nabisco Holdings Corp.                                    599,463
--------------------------------------------------------------------------------
                                                                       1,211,951
--------------------------------------------------------------------------------
Trucking--1.7%
21,100     Consolidated Freightways, Inc.                                503,763
--------------------------------------------------------------------------------
Utility--1.7%
6,500      CMS Energy Corp.                                              162,500
21,600     Long Island Lighting Co.                                      345,600
--------------------------------------------------------------------------------
                                                                         508,100
--------------------------------------------------------------------------------
Total Common Stocks
 (Cost $15,959,175)                                                  $17,396,187
================================================================================
Preferred Stocks--0.1%
Tobacco--0.1%
3,400      RJR Nabisco Holdings Corp.
           Convertible Preferred, 6.50%                              $    19,975
--------------------------------------------------------------------------------
Total Preferred Stocks
 (Cost $23,870)                                                      $    19,975
================================================================================


Principal              Interest                 Maturity
Amount                   Rate                     Date                     Value
================================================================================
Asset Backed Securities--3.1%
Case Equipment Loan Trust, Series 1995-A, Class A
$162,153                 7.30%                   03/15/02               $164,141
Ford Credit Grantor Trust, Series 1994-B, Class A
  77,714                 7.30                    10/15/99                 78,823

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)

July 31, 1995
(Unaudited)


================================================================================
Principal              Interest                 Maturity
Amount                   Rate                     Date                     Value
================================================================================
Asset Backed Securities (continued)
General Motors Acceptance Corp. Grantor Trust, Series 1994-A,
Class A
$   96,973               6.30%                  06/15/99              $   97,099
General Motors Acceptance Corp. Grantor Trust, Series 1995-A,
Class A
   187,551               7.15                   03/15/00                 189,601
Peoples Bank Credit Card Master Trust, Series 1994-1, Class A
   140,000               5.10                   08/15/97                 137,763
Premier Auto Trust, Series 1994-1, Class A3
   160,000               4.75                   02/02/00                 157,429
Standard Credit Card Master Trust, Series 1995-3 Class A
   100,000               7.85                   02/07/02                 104,656
--------------------------------------------------------------------------------
Total Asset Backed Securities
   (Cost $925,049)                                                    $  929,512
================================================================================
Corporate Bonds--10.0%
Finance Bonds--4.7%
Bank America Corp.
$  200,000               7.75%                  07/15/02              $  207,156
Capital One Bank
   200,000               8.13                   02/27/98                 204,934
Chase Manhattan Corp.
    50,000              10.00                   06/15/99                  55,363
Comdisco Inc.
   225,000               9.75                   01/15/97                 235,523
Continental Bank
   100,000              12.50                   04/01/01                 124,001
Countrywide Funding Corp.
   100,000               6.08                   07/14/99                  97,711
Fleet Mortgage Inc.
   175,000               6.50                   06/15/00                 172,802
Golden West Financial Corp.
   200,000              10.25                  12/01/00                 228,772
Resolution Funding Corp.
   280,000               7.33(a)                10/15/20                  45,178
   300,000               7.32(a)                01/15/21                  47,658
--------------------------------------------------------------------------------
Total Finance Bonds                                                    1,419,098
--------------------------------------------------------------------------------
Industrial Bonds--5.3%
Auburn Hills Trust
$   50,000              12.00%                  05/01/20                $ 72,519
Blockbuster Entertainment
    50,000               6.63                   02/15/98                  49,558
Cablevision Industries Corp.
    60,000              10.75                   01/30/02                  65,400
Chrysler Financial Corp.
   125,000               6.43                   07/31/97                 125,000
Coastal Corp.
   100,000               9.75                   08/01/03                 113,226
Ford Capital Corp.
   175,000               9.38                   01/01/98                 186,198
General Motors Acceptance Corp.
   170,000               7.13                   05/10/00                 171,851
News America Holdings
   150,000               9.13                   10/15/99                 161,298
Oryx Energy Co.
   125,000               9.30                   05/01/96                 126,551
RJR Nabisco Inc.
    50,000               8.63                   12/01/02                  50,539
    35,000               8.00                   07/15/01                  34,835
Tenneco Inc.
   110,000              10.00                   08/01/98                 119,815
Time Warner Inc.
   200,000               7.45                   02/01/98                 201,178
TKR Cable Inc.
    50,000              10.50                   10/30/07                  56,239
Tosco Corp.
    60,000               7.00                   07/15/00                  59,400
--------------------------------------------------------------------------------
Total Industrial Bonds                                                 1,593,607
--------------------------------------------------------------------------------
Total Corporate Bonds
  (Cost $3,038,995)                                                   $3,012,705
================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)

July 31, 1995
(Unaudited)


===============================================================================
Principal              Interest                 Maturity
Amount                   Rate                     Date                    Value
===============================================================================
Government Agency Obligations--1.1%
Federal Home Loan Bank
$   50,000               8.59%                  01/11/00             $   50,261
Federal Home Loan Mortgage Corp.
    20,000               8.20                   01/16/98                 20,521
Federal National Mortgage Association
    40,000               5.40                   12/30/98                 38,684
    30,000               5.62                   02/23/98                 29,442
Government Backed Trust (Turkey)
   199,752               9.40                   11/15/96                203,685
-------------------------------------------------------------------------------
Total Government Agency Obligations
  (Cost $346,034)                                                    $  342,593
===============================================================================
Mortgage Backed Obligations--6.9%
Federal Home Loan Mortgage Corp.
$  350,000               7.00%                TBA-30 year(b)         $  341,018
   500,000               8.00                 TBA-30 year(b)            507,618
Government National Mortgage Association
 1,000,000               8.00                 TBA-30 year(b)          1,021,875
   199,278               7.00                   09/15/23                194,732
-------------------------------------------------------------------------------
Total Mortgage Backed Obligations
  (Cost $2,076,307)                                                  $2,065,243
===============================================================================
U.S. Treasury Obligations--13.2%
United States Treasury Bonds
$   30,000               8.00%                  11/15/21             $   33,802
United States Treasury Interest-Only Stripped Securities
   140,000               7.22(a)                05/15/20                 24,130
United States Treasury Notes
 1,326,000               6.25                   02/15/03              1,313,562
   510,000               6.50                   05/15/97                515,340
    60,000               5.88                   05/31/96                 60,056
   900,000               7.50                   10/31/99                943,596
   280,000               7.38                   11/15/97                288,224
United States Treasury Principal-Only Stripped Securities
   830,000               6.48(a)                11/15/04                452,466
 1,950,000               7.19(a)                08/15/20                332,183
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
  (Cost $3,945,747)                                                  $3,963,359
===============================================================================
Repurchase Agreements--14.0%
Joint Repurchase Agreement Account(d)
$4,200,000               5.86%                  08/01/95(c)          $4,200,000
-------------------------------------------------------------------------------
Total Repurchase Agreements
  (Cost $4,200,000)                                                  $4,200,000
===============================================================================
Total Investments
  (Cost $30,515,177)(e)                                             $31,929,574
===============================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
    value exceeds cost                                              $ 1,601,876
   Gross unrealized loss for investments in which
    cost exceeds value                                                 (187,752)
-------------------------------------------------------------------------------
   Net unrealized gain                                               $1,414,124
===============================================================================

*    Non-income producing security.
(a) The interest rate disclosed for these securities represents effective yields to maturity.
(b) TBA (To Be Assigned) securities are purchased on a forward basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(c)  Portions of these securities are being segregated for open TBA purchases.
(d) Portions of these securities are being segregated for mortgage dollar rolls.
(e)  The aggregate cost for federal income tax purposes is $30,515,450.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund



--------------------------------------------------------------------------------
Objective and Investment Approach

  The Goldman Sachs Select Equity Fund is designed to provide investors with a broadly diversified portfolio that can be used as a core holding on which to build an investment program. The fund seeks to provide investors with a total return (consisting of capital appreciation and dividend income) that, net of expenses, exceeds the total return of the S&P 500 stock index. The fund's mandate is to remain fully invested with industry diversification, capitalization and risk characteristics similar to the S&P 500. Therefore, the fund's relative performance compared with the index comes almost exclusively from stock selection within sectors. We believe the fund offers investors an attractive combination of value and growth, without assuming more risk than the broad market.

  The fund employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Investment Research Department with quantitative analysis generated by our own proprietary model and other techniques. Our model forecasts a stock's return using many different criteria including valuation measures, growth expectations, earnings momentum and risk. It also analyzes the impact of current economic conditions on different types of stocks. Those stocks ranked highly by both our quantitative model and the Goldman Sachs Investment Research Department are selected for the fund's portfolio.

Performance Review: Successful Stock Selection and Superior Valuation Characteristics

  For the six-month period ended July 31, 1995, the Goldman Sachs Select Equity Fund Class A shares had a total return of 23.48% based on net asset value compared with a total return of 21.07% for the S&P 500 stock index, its benchmark. The fund's outperformance of the S&P 500 during the period can be primarily attributed to successful stock selection, with a lesser portion from our strategic focus on stocks with lower price/earnings ratios, lower yields and significant sales from outside the U.S.

  The best performing stocks during the period under review had, on average, low ratios of price to earnings and book value, positive earnings momentum, positive earnings estimate revisions, large capitalizations and above-average volatility.

  In general, the fund's holdings have, on average, a better outlook for growth and profitability than the broad market, but they sell at cheaper valuation multiples. For example, as of July 31, the fund had both a lower average price/earnings ratio and a lower price to book ratio than the index. In addition, the fund's long-term expected growth rate (based on consensus estimates for five-year growth) was also slightly ahead of the S&P 500 as was its average return on equity.

  During the period, the fund benefited from several enhancements to our multifactor model, which now provides more dynamic information regarding the impact of changes in general economic and market conditions on various factors measured by the model. This "fine-tuning" is expected to continue to add value to the fund's stock selection by providing better, more timely return predictions.

Portfolio Composition:
Broad Diversification Is the Hallmark

  The fund was invested in a broadly diversified list of securities, with sector allocations and style characteristics generally similar to the S&P 500 stock index.

  The fund's top performers included several technology stocks like Texas Instruments, Intel and IBM, each of which contributed significantly to the fund's total return, as well as market leaders in other diverse industries such as Philip Morris, Schering Plough, PepsiCo, DuPont and Citicorp. The fund's holdings in Capital Cities/ABC stock also rose strongly, benefiting from the friendly takeover by the Walt Disney Company announced on July 31.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Top 10 Portfolio Holdings as of  July 31, 1995

                                                                Percentage           Percentage
                                                                 of Total            of S&P 500
Company                             Line of Business            Net Assets              Index
International Business Machines     Computers                      3.3%                  1.5%
Philip Morris Cos., Inc.            Tobacco and Food Products      2.9%                  1.5%
AT&T  Corp.                         Telephone                      2.5%                  2.0%
Schering Plough Corp.               Pharmaceuticals                2.4%                  0.4%
DuPont E.I. De Nemours              Diversified Chemicals          2.3%                  0.9%
Dow Chemical Co.                    Diversified Chemicals          2.0%                  0.5%
Royal Dutch Petroleum Co.           Oil                            1.8%                  1.6%
American International Group Inc.   Insurance                      1.8%                  0.9%
Intel Corp.                         Electronics/Semiconductors     1.8%                  1.3%
Ameritech Corp.                     Telephone                      1.7%                  0.7%

------------------------------------------------------------------------------------------------
Sector Breakout as of July 31, 1995

                                                               Percentage             Percentage
                                                                   of                   of S&P
Industry Sectors                                                Portfolio               Index
Consumer Nondurables                                              17.4%                 18.5%
Capital Spending                                                  16.8%                 17.3%
Finance                                                           15.3%                 12.7%
Basic Industry                                                    11.9%                  8.0%
Utility                                                           10.9%                 12.0%
Consumer Services                                                  9.7%                 13.9%
Energy                                                             7.5%                  8.4%
Consumer Durables                                                  2.8%                  3.3%
Transportation                                                     1.6%                  1.6%
Miscellaneous                                                      3.3%                  4.3%
Cash                                                               2.8%                  0

--------------------------------------------------------------------------------
Outlook
  The market is currently characterized by a low dividend yield and strong price appreciation, which, when coupled with the fact that many equity mutual funds have most of their assets invested, are indications of modest overvaluation. However, valuation alone rarely ends a bull market. Our expectations for continued but lower profit growth, low inflation and stable interest rates cause us to remain modestly bullish on stocks for the remainder of the year. As we design the fund's stock selection strategy going forward, our analysis shows that current market conditions favor stocks with low price/earnings ratios, higher earnings estimates revisions and high sustainable growth rates. Given the increased risk of somewhat slower economic growth in the near term, we have de-emphasized cyclical securities, which could be the most vulnerable.


/s/ Robert C. Jones

Robert C. Jones
Portfolio Manager

August 31, 1995




--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund

July 31, 1995
(Unaudited)


--------------------------------------------------------------------------------
Shares     Description                                                     Value
================================================================================
Common Stocks--97.3%
Aerospace/Defense--2.4%
6,700      McDonnell Douglas Corp.                                    $  553,588
41,900     Rockwell International Corp.                                1,911,688
10,300     United Technologies Corp.                                     865,200
--------------------------------------------------------------------------------
                                                                       3,330,476
--------------------------------------------------------------------------------
Automotive Products--0.8%
24,100     General Motors Corp.                                        1,174,875
--------------------------------------------------------------------------------
Auto Parts-Original Equipment--0.8%
31,100     Masland Corp.                                                 427,625
14,200     Varity Corp.*                                                 665,625
--------------------------------------------------------------------------------
                                                                       1,093,250
--------------------------------------------------------------------------------
Basic Materials and Natural Resources--0.8%
13,600     Alco Standard Corp.                                         1,106,700
--------------------------------------------------------------------------------
Beverages-Alcoholic--0.8%
19,700     Anheuser Busch Companies, Inc.                              1,095,813
--------------------------------------------------------------------------------
Beverages-Soft Drinks--1.7%
50,200     PepsiCo, Inc.                                               2,353,125
--------------------------------------------------------------------------------
Biotechnology--0.3%
5,300      Amgen, Inc.*                                                  451,163
--------------------------------------------------------------------------------
Broadcast Media--1.6%
19,100     Capital Cities/ABC Inc.                                     2,229,925
--------------------------------------------------------------------------------
Building Materials--0.6%
14,200     Armstrong World Industries, Inc.                              784,550
--------------------------------------------------------------------------------
Chemicals--2.9%
5,100      First Mississippi Corp.                                       174,038
22,000     Monsanto Co.                                                2,048,750
11,600     Morton International, Inc.                                    348,000
33,600     Norsk Hydro ADR                                             1,478,400
--------------------------------------------------------------------------------
                                                                       4,049,188
--------------------------------------------------------------------------------
Chemicals-Diversified--4.3%
38,200     Dow Chemicals Co.                                           2,831,575
47,900     Du Pont E I De Nemours                                      3,209,300
--------------------------------------------------------------------------------
                                                                       6,040,875
--------------------------------------------------------------------------------
Commercial Banks--3.4%
44,200     Corestates Financial Corp.                                  1,613,300
8,500      First Fidelity Bancorp.                                       535,500
9,700      First Interstate Bancorp.                                     835,413
3,800      MBNA Corp.                                                    136,325
28,400     Nationsbank Corp.                                           1,593,950
--------------------------------------------------------------------------------
                                                                       4,714,488
--------------------------------------------------------------------------------
Commercial Services--1.3%
25,800     Interim Services Inc.                                         632,100
19,500     Omnicom Group, Inc.                                         1,177,313
--------------------------------------------------------------------------------
                                                                       1,809,413
--------------------------------------------------------------------------------
Communications--1.2%
54,300     Airtouch Communications/r/                                  1,710,438
--------------------------------------------------------------------------------
Computer Software and Services--1.6%
21,600     Microsoft Corp.*                                            1,954,800
5,400      Silicon Graphics Inc.*                                        226,800
--------------------------------------------------------------------------------
                                                                       2,181,600
--------------------------------------------------------------------------------
Computers--3.3%
41,700     International Business Machines                             4,540,089
--------------------------------------------------------------------------------
Containers-Metal and Glass--0.5%
49,300     Owens Illinois Corp.*                                         684,038
--------------------------------------------------------------------------------
Electrical Equipment--1.3%
30,600     General Electric Co.                                        1,805,400
--------------------------------------------------------------------------------
Electronics--0.3%
11,700     Boston Scientific Corp.*                                      427,050
--------------------------------------------------------------------------------
Electronics-Instrumentation--1.3%
23,600     Hewlett Packard Co.                                         1,837,850
--------------------------------------------------------------------------------
Electronics-Semiconductors--4.4%
37,600     Intel Corp.                                                 2,444,000
8,900      Micron Technology Inc.                                        556,250
12,300     Motorola Inc.                                                 942,488
13,700     Texas Instruments Inc.                                      2,140,625
--------------------------------------------------------------------------------
                                                                       6,083,363
--------------------------------------------------------------------------------
Entertainment--2.3%
9,200      Loews Corp.                                                 1,107,450
30,600     The Walt Disney Co.                                         1,793,925
5,000      Viacom Inc.*                                                  253,750
--------------------------------------------------------------------------------
                                                                       3,155,125
--------------------------------------------------------------------------------
Environmental Control--0.7%
25,700     Browning Ferris Industries, Inc.                              992,663
--------------------------------------------------------------------------------
Financial--0.6%
16,400     MGIC Investment Corp.                                         832,300
--------------------------------------------------------------------------------
Financial Services--1.0%
10,800     Federal National Mortgage Association                       1,011,150

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)

July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------
Shares     Description                                                     Value
================================================================================
Common Stocks (continued)
Financial Services (continued)
8,600      Household International, Inc.                              $  451,500
--------------------------------------------------------------------------------
                                                                       1,462,650
--------------------------------------------------------------------------------
Food Processing--0.5%
10,800     CPC International, Inc.                                       666,900
--------------------------------------------------------------------------------
Food Products--0.1%
3,800      Conagra Inc.                                                  143,450
--------------------------------------------------------------------------------
Grocery Products--1.6%
29,500     IBP, Inc.                                                   1,379,125
11,500     Kellogg Co.                                                   826,563
--------------------------------------------------------------------------------
                                                                       2,205,688
--------------------------------------------------------------------------------
Health and Medical Services--1.1%
25,100     Columbia/HCA Healthcare                                     1,229,900
6,000      St. Jude Medical, Inc.*                                       328,500
--------------------------------------------------------------------------------
                                                                       1,558,400
--------------------------------------------------------------------------------
Household Products--2.4%
32,200     Philips NV                                                  1,585,850
25,900     Procter & Gamble Co.                                        1,783,863
--------------------------------------------------------------------------------
                                                                       3,369,713
--------------------------------------------------------------------------------
Insurance--5.7%
25,957     Allstate Corp.                                                811,156
29,100     American General Corp.                                      1,058,513
32,850     American International Group, Inc.                          2,463,750
18,100     CMAC Investment Corp.                                         889,163
26,400     Exel Insurance Ltd.                                         1,382,700
43,300     Protective Life Corp.                                       1,255,700
--------------------------------------------------------------------------------
                                                                       7,860,982
--------------------------------------------------------------------------------
Machine Tools--0.6%
13,800     Black & Decker Corp.                                          436,425
23,600     Giddings & Lewis, Inc.                                        392,350
--------------------------------------------------------------------------------
                                                                         828,775
--------------------------------------------------------------------------------
Machine-Diversified--0.9%
15,200     Dover Corp.                                                 1,204,600
--------------------------------------------------------------------------------
Machinery and Equipment--0.9%
18,600     Caterpillar, Inc.                                           1,308,975
--------------------------------------------------------------------------------
Medical/Biotechnology--0.5%
7,900      Medtronic Inc.                                                647,800
--------------------------------------------------------------------------------
Metals-Diversified--0.3%
11,700     Asarco Inc.                                                   371,475
--------------------------------------------------------------------------------
Miscellaneous Manufacturer--2.0%
37,800     Allied Signal, Inc.                                         1,767,150
6,700      Eastman Kodak Co.                                             386,088
3,600      Minnesota Mining & Manufacturing Co.                          203,850
7,600      Nacco Industries, Inc.                                        465,500
--------------------------------------------------------------------------------
                                                                       2,822,588
--------------------------------------------------------------------------------
Money Center Banks--2.2%
26,500     BankAmerica Corp.                                           1,431,000
8,000      Chemical Banking Corp.                                        413,000
19,500     Citicorp                                                    1,216,313
--------------------------------------------------------------------------------
                                                                       3,060,313
--------------------------------------------------------------------------------
Oil & Gas Exploration--0.9%
20,000     Repsol S.A. ADR                                               667,500
30,200     Union Texas Petroleum Holdings, Inc.                          611,550
--------------------------------------------------------------------------------
                                                                       1,279,050
--------------------------------------------------------------------------------
Oil & Gas-Domestic--0.3%
10,100     Enron Corp.                                                   350,975
--------------------------------------------------------------------------------
Oil & Gas-International--5.8%
22,300     Amoco Corp.                                                 1,499,675
32,400     Exxon Corp.                                                 2,349,000
17,700     Mobil Corp.                                                 1,730,175
19,900     Royal Dutch Petroleum ADR                                   2,527,300
--------------------------------------------------------------------------------
                                                                       8,106,150
--------------------------------------------------------------------------------
Oil-Domestic Integrated--1.8%
8,800      Coastal Corp.                                                 273,900
8,400      Kerr McGee Corp.                                              477,750
13,700     Tenneco, Inc.                                                 678,150
30,000     Williams Companies, Inc.                                    1,110,000
--------------------------------------------------------------------------------
                                                                       2,539,800
--------------------------------------------------------------------------------
Packaging & Container--1.9%
38,600     Avery Dennison Corp.                                        1,548,825
28,600     Ball Corp.                                                  1,058,200
--------------------------------------------------------------------------------
                                                                       2,607,025
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)

July 31, 1995
(Unaudited)


-------------------------------------------------------------------------------
Shares     Description                                                    Value
===============================================================================
Common Stocks (continued)
Paper and Forest Products--1.9%
13,600     Caraustar Industries, Inc.                              $    263,500
6,100      Champion International Corp.                                 343,888
24,200     International Paper Co.                                    2,044,900
-------------------------------------------------------------------------------
                                                                      2,652,288
-------------------------------------------------------------------------------
Personal Loans--0.7%
20,700     Beneficial Corp.                                             980,663
-------------------------------------------------------------------------------
Pharmaceuticals--5.5%
17,700     Abbott Labs                                                  708,000
9,300      Eli Lilly & Co.                                              727,725
12,000     Johnson & Johnson                                            861,000
16,700     Merck & Co.                                                  862,138
23,600     Pfizer, Inc.                                               1,191,800
72,500     Schering Plough Corp.                                      3,371,251
-------------------------------------------------------------------------------
                                                                      7,721,914
-------------------------------------------------------------------------------
Pulp & Paper Products--0.3%
20,000     Stone Container Corp.                                        432,500
-------------------------------------------------------------------------------
Retail-Department Stores--2.1%
15,800     Harcourt General, Inc.                                       711,000
28,000     Sears Roebuck & Co.                                          913,500
48,900     Wal Mart Stores, Inc.                                      1,301,963
-------------------------------------------------------------------------------
                                                                      2,926,463
-------------------------------------------------------------------------------
Retail-Food Chains--1.0%
35,300     Safeway, Inc.*                                             1,350,225
-------------------------------------------------------------------------------
Retail-Specialty Apparel Stores--0.3%
22,600     The Limited, Inc.                                            463,300
-------------------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--0.8%
21,000     Dean Witter Discover Co.                                   1,060,500
-------------------------------------------------------------------------------
Shoes--0.5%
8,400      Nike Inc. Class B                                            759,150
-------------------------------------------------------------------------------
Steel--0.1%
6,000      Inland Steel Industries Inc.                                 172,500
-------------------------------------------------------------------------------
Telecommunications-Long Distance--1.2%
11,900     MCI Communications Corp.                                     285,600
40,600     Sprint Corp.                                               1,390,550
-------------------------------------------------------------------------------
                                                                      1,676,150
-------------------------------------------------------------------------------
Telephone--4.2%
48,900     Ameritech Corp.                                            2,365,538
65,200     AT&T Corp.                                                 3,439,301
-------------------------------------------------------------------------------
                                                                      5,804,839
-------------------------------------------------------------------------------
Tobacco and Food Products--3.0%
55,600     Philip Morris Companies, Inc.                              3,982,351
5,920      RJR Nabisco Holdings Corp.                                   163,540
-------------------------------------------------------------------------------
                                                                      4,145,891
-------------------------------------------------------------------------------
Toys--0.7%
33,606     Mattel, Inc.                                                 949,370
-------------------------------------------------------------------------------
Transportation--1.6%
26,100     Federal Express Corp.                                      1,761,750
7,600      Union Pacific Corp.                                          494,950
-------------------------------------------------------------------------------
                                                                      2,256,700
-------------------------------------------------------------------------------
Utility--3.7%
33,700     Empresa Nacional De Electric ADR                           1,777,675
24,400     General Public Utilities Corp.                               704,550
76,400     Public Service Company of New Mexico*                      1,098,246
56,100     Unicom Corp.                                               1,556,775
-------------------------------------------------------------------------------
                                                                      5,137,246
-------------------------------------------------------------------------------
Total Common Stocks
  (Cost $109,791,835)                                              $135,368,765
===============================================================================


Principal
Amount     Description                                                    Value
===============================================================================
Repurchase Agreement--2.6%
$3,600,000 Joint Repurchase Agreement Account
           5.86%, 08/01/95                                         $  3,600,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $3,600,000)                                                $  3,600,000
===============================================================================
Total Investments
  (Cost $113,391,835)(a)                                           $138,968,765
===============================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
    which value exceeds cost                                       $ 26,173,740
   Gross unrealized loss for investments in
    which cost exceeds value                                           (598,030)
-------------------------------------------------------------------------------
   Net unrealized gain                                             $ 25,575,710
===============================================================================

*    Non-income producing security.
(a)  The aggregate cost for federal income tax purposes is $113,393,055.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund

--------------------------------------------------------------------------------
Objective and Investment Approach

  The Goldman Sachs Growth and Income Fund seeks long-term capital appreciation and growth of income primarily through investments in a diversified portfolio of common stocks and other equity securities. The fund is managed with a value style, which means we focus on companies whose stocks are inexpensive relative to their expected earnings and ability to pay dividends. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach.

Performance Review:  A Positive Period

  For the six months ended July 31, 1995, the Goldman Sachs Growth and Income Fund had a total return based on net asset value of 20.91% compared with a total return of 21.07% for the S&P 500 stock index, the fund's benchmark. The fund has increased its regular quarterly dividend twice during the period to 6.5 cents per share.

Portfolio Composition: Good Results in Defense, Technology and Cyclicals

  As of July 31, 92% of the fund's net assets were invested in common stocks, 1% in convertible preferred stock and 8% in cash or cash equivalents.

  During the period, the fund's largest investment, McDonnell Douglas Corp. and other defense holdings, including Northrop Grumman Corp. and Lockheed-Martin Corp., performed particularly well as the market recognized the potential that we saw in these companies early on.

  Although only 4% of the fund was invested in technology stocks, the best performing sector of the market during the period under review, those technology investments the fund held during the period proved to be quite successful. During the first quarter of 1995, we became attracted to two computer stocks, Compaq Computer and Dell Computer, as investor anxiety regarding product transitions at both companies created attractive buying opportunities. Since we purchased the stocks, both have appreciated more than 40%. Despite the run-up in their prices, we believe both companies are well positioned to succeed in all aspects of client-server computing in the corporate market over the longer term. Earlier in the year, the fund's position in Advanced Micro Devices, a semiconductor manufacturer, was sold after the stock hit our target price for fair valuation.

  Philip Morris Cos., Inc., which reported greater than expected earnings in the first and second quarters, benefited from a perceived easing on the litigation front and strong gains in its overseas tobacco revenues. Entergy Corp., a utility holding company that provides gas and electric services to customers in Arkansas, Louisiana, and parts of Mississippi and East Texas, also performed well as investors came to believe that most of the company's earnings problems were behind it.

  Although the fund's holdings in General Motors Corp. stock did well during the period, we gradually trimmed the fund's holdings of GM stock in favor of Ford Motor Co., which we believe is more competitively positioned to gain market share (mostly at the expense of imports) over the long term. Ford, which has proven itself to be a very efficient producer, has done a significant amount of investment spending in order to reduce its manufacturing costs.

  Not all of the fund's holdings fulfilled our expectations. For example, we sold the fund's investments in Playtex and Texas Utilities. Other disappointing performers included Home State Holdings, Inc., an insurance company that suffered from weak second-quarter earnings, and Valassis Communications, (a publisher of inserts and coupons for newspapers), which was hurt by rising paper costs. However, the long-term prospects of both companies appear to be positive and, therefore, we continued to hold the stocks.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund




--------------------------------------------------------------------------------
Top 10 Portfolio Holdings as of July 31, 1995

                                                                    Percentage
                                                                   of Total Net
Company                           Line of Business                    Assets
McDonnell Douglas Corp.           Aerospace/Defense                      3.6%
Ford Motor Co.                    Automotive Products                    3.3%
RJR Nabisco Holdings Corp.        Tobacco and Food Products              2.9%
Georgia-Pacific Corp.             Paper and Forest Products              2.8%
Brunswick Corp.                   Pleasure Boats/Marine Engines          2.7%
Consolidated Freightways, Inc.    Trucking                               2.6%
Stone Container Corp.             Pulp and Paper Products                2.5%
Philip Morris Cos., Inc.          Tobacco and Food Products              2.5%
Tenet Healthcare Corp.            Hospital Management                    2.4%
Columbia/HCA Healthcare           Health Care                            2.3%

Outlook
  We take a long-term view of the market, and therefore the fund's investment focus will remain the same: on stocks that are judged to be inexpensive compared with their estimated future earnings and ability to pay dividends. While over the short term, the market favors different investment styles and sectors, we remain confident that the fund's emphasis on undervalued, well-established companies will prove rewarding over the long term.


/s/ Mitchell E. Cantor

Mitchell E. Cantor
Portfolio Manager


/s/ Ronald E. Gutfleish

Ronald E. Gutfleish
Portfolio Manager

August 31, 1995

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

Shares     Description                                                     Value
================================================================================
Common Stocks--91.5%
Aerospace/Defense--6.7%
64,715     Lockheed Martin Corp.                                     $ 4,068,956
138,600    McDonnell Douglas Corp.                                    11,451,825
106,700    Northrop Grumman Corp.                                      6,081,900
--------------------------------------------------------------------------------
                                                                      21,602,681
--------------------------------------------------------------------------------
Auto Parts-Original Equipment--2.5%
107,400    Goodyear Tire & Rubber Co.                                  4,658,475
131,400    Lear Seating Corp.                                          3,547,800
--------------------------------------------------------------------------------
                                                                       8,206,275
--------------------------------------------------------------------------------
Automotive Products--4.2%
369,500    Ford Motor Co.                                             10,669,313
60,700     General Motors Corp.                                        2,959,125
--------------------------------------------------------------------------------
                                                                      13,628,438
--------------------------------------------------------------------------------
Beverages-Alcoholic--1.8%
105,200    Anheuser Busch Companies, Inc.                              5,851,750
--------------------------------------------------------------------------------
Cable Television Systems--2.0%
253,800    Tele-Communications, Inc.*                                  6,345,000
--------------------------------------------------------------------------------
Chemicals-Plastics--1.9%
217,800    Geon Co.                                                    6,125,625
--------------------------------------------------------------------------------
Commercial Banks--2.9%
125,100    Nationsbank Corp.                                           7,021,238
81,400     Shawmut National Corp.                                      2,513,225
--------------------------------------------------------------------------------
                                                                       9,534,463
--------------------------------------------------------------------------------
Computers--3.1%
112,600    Compaq Computer Corp.*                                      5,714,450
67,400     Dell Computer Corp.*                                        4,381,000
--------------------------------------------------------------------------------
                                                                      10,095,450
--------------------------------------------------------------------------------
Containers-Metal and Glass--1.9%
443,100    Owens Illinois Corp.*                                       6,148,013
--------------------------------------------------------------------------------
Discount Retailing--2.2%
147,100    J.C. Penney, Inc                                            7,115,963
--------------------------------------------------------------------------------
Electronics--1.5%
84,700     Loral Corp.                                                 4,743,200
--------------------------------------------------------------------------------
Financial Services--0.2%
36,000     North American Mortgage Co.                                   778,500
--------------------------------------------------------------------------------
Food-Wholesale--1.9%
114,600    Fleming Companies Inc.                                      3,022,575
103,700    Supervalue, Inc.                                            3,188,775
--------------------------------------------------------------------------------
                                                                       6,211,350
--------------------------------------------------------------------------------
Grocery Products--2.2%
486,600    Chiquita Brands International, Inc.                         7,116,525
--------------------------------------------------------------------------------
Health and Medical Services--2.7%
151,700    Columbia/HCA Healthcare                                     7,433,300
36,900     U S Healthcare Inc.                                         1,166,963
--------------------------------------------------------------------------------
                                                                       8,600,263
--------------------------------------------------------------------------------
Home Builders--1.2%
39,500     Centex Corp                                                 1,106,000
147,500    Lennar Corp.                                                2,839,375
--------------------------------------------------------------------------------
                                                                       3,945,375
--------------------------------------------------------------------------------
Hospital Management--2.4%
503,600    Tenet Healthcare Corp.*                                     7,679,900
--------------------------------------------------------------------------------
Household Furnishing and Appliances--1.2%
82,400     National Presto Industrials, Inc.                           3,831,600
--------------------------------------------------------------------------------
Insurance--8.4%
252,600    FHP International Corp.                                     6,630,750
141,500    Home Holdings, Inc.                                         1,397,313
25,900     Integon Corp.                                                 437,063
139,900    Lincoln National Corp.                                      5,753,388
237,200    PartnerRe Holdings, Ltd.                                    5,989,300
134,900    Travelers Group, Inc.                                       6,390,888
13,400     US Life Corp.                                                 559,450
--------------------------------------------------------------------------------
                                                                      27,158,152
--------------------------------------------------------------------------------
Marine and Pleasure Boats--4.1%
428,400    Brunswick Corp.                                             8,621,550
239,400    Outboard Marine Corp.                                       4,788,000
--------------------------------------------------------------------------------
                                                                      13,409,550
--------------------------------------------------------------------------------
Metals-Miscellaneous--0.8%
103,200    Quanex Corp.                                                2,541,300
--------------------------------------------------------------------------------
Money Center Banks--1.6%
94,600     BankAmerica Corp.                                           5,108,400
--------------------------------------------------------------------------------
Oil & Gas-Domestic--4.0%
85,900     Ashland Inc.                                                2,952,813
38,600     Atlantic Richfield Co.                                      4,448,650
167,900    Tosco Corp.                                                 5,498,725
--------------------------------------------------------------------------------
                                                                      12,900,188
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund (continued)
July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

Shares     Description                                                     Value
================================================================================
Oil & Gas-International--3.3%
8,100      Chevron Corp.                                             $   397,580
46,000     Exxon Corp.                                                 3,335,000
28,500     Mobil Corp.                                                 2,785,875
14,700     Royal Dutch Petroleum ADR                                   1,866,900
33,200     Texaco, Inc.                                                2,207,800
--------------------------------------------------------------------------------
                                                                      10,593,155
--------------------------------------------------------------------------------
Paper and Forest Products--4.2%
83,000     Champion International Corp.                                4,679,125
103,800    Georgia-Pacific Corp.                                       8,952,750
--------------------------------------------------------------------------------
                                                                      13,631,875
--------------------------------------------------------------------------------
Publishing--1.6%
359,700    Valassis Communications, Inc.*                              5,125,725
--------------------------------------------------------------------------------
Pulp and Paper Products--2.5%
379,500    Stone Container Corp.                                       8,206,688
--------------------------------------------------------------------------------
Real Estate Investment Trusts--0.4%
110,600    Haagen Alexander Properties, Inc.                           1,354,850
--------------------------------------------------------------------------------
Retail-Department Stores--2.2%
158,200    Melville Corp.                                              5,695,200
46,000     Sears Roebuck & Co.                                         1,500,750
--------------------------------------------------------------------------------
                                                                       7,195,950
--------------------------------------------------------------------------------
Savings and Loans--2.4%
207,200    GP Financial Corp.                                          4,998,700
76,600     Standard Federal Bancorp.                                   2,805,475
--------------------------------------------------------------------------------
                                                                       7,804,175
--------------------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--0.6%
13,700     Salomon, Inc.                                                 505,188
70,200     Lehman Brothers Holdings, Inc.                              1,553,175
--------------------------------------------------------------------------------
                                                                       2,058,363
--------------------------------------------------------------------------------
Technology--0.5%
64,300     Storage Technology Corp.                                    1,647,688
--------------------------------------------------------------------------------
Tobacco and Food Products--5.4%
113,100    Philip Morris Companies, Inc.                               8,100,788
341,180    RJR Nabisco Holdings Corp.                                  9,425,098
--------------------------------------------------------------------------------
                                                                      17,525,886
--------------------------------------------------------------------------------
Trucking--2.6%
348,000    Consolidated Freightways, Inc.                              8,308,500
--------------------------------------------------------------------------------
Utility--4.4%
60,800     CMS Energy Corp.                                            1,520,000
275,100    Entergy Corp.                                               6,533,625
390,900    Long Island Lighting Co.                                    6,254,400
--------------------------------------------------------------------------------
                                                                      14,308,025
--------------------------------------------------------------------------------
Total Common Stocks (Cost $261,912,557)                             $296,438,841
================================================================================
Preferred Stocks--1.1%
Grocery Products--0.6%
44,600     Chiquita Brands International, Inc.
           2.88% Convertible Preferred                              $  2,023,725
--------------------------------------------------------------------------------
Tobacco--0.5%
287,100    RJR Nabisco Holdings Corp. 6.50%                            1,686,713
           Convertible Preferred
--------------------------------------------------------------------------------
Total Preferred Stocks
 (Cost $3,843,410)                                                  $  3,710,438
================================================================================
Principal
Amount       Description                                                  Value
===============================================================================
Repurchase Agreement--7.7%
$24,800,000  Joint Repurchase Agreement Account
             5.86%, 08/01/95                                       $ 24,800,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
 (Cost $24,800,000)                                                $ 24,800,000
===============================================================================
Total Investments
 (Cost $290,555,967)(a)                                            $324,949,279
===============================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
     value exceeds cost                                            $ 37,667,451
   Gross unrealized loss for investments in which
     cost exceeds value                                              (3,301,561)
-------------------------------------------------------------------------------
   Net unrealized gain                                             $ 34,365,890
===============================================================================

*   Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $290,583,389.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

  The Goldman Sachs Capital Growth Fund seeks long-term growth of capital through investments in a portfolio of medium- and large-capitalization stocks. We use fundamental research to identify companies whose business value is, in our opinion, unrecognized or significantly undervalued in the marketplace, either because the company's business is not well understood or because it is experiencing what are judged to be temporary difficulties. Our analysis focuses on such factors as a company's long-term growth potential, the amount of excess or free cash flow it can be expected to generate after providing for future growth, its competitive position in its industry, how the general economic environment might affect its business and how committed its management is to producing value for shareholders. Because this investment approach requires the patience to hold a stock until the market recognizes its true value, the fund is expected to have a fairly low portfolio turnover.

Performance Review:
Fund Outperforms the Broader Market

  During the six months ended July 31, 1995, the Goldman Sachs Capital Growth Fund had a total return of 23.63% based on net asset value compared with a total return of 21.07% for the S&P 500 stock index, an unmanaged index that reflects the performance of 500 large company stocks.

  The fund outperformed the S&P 500, despite its overweighting in retail stocks, as a result of successful stock selection in several industries including defense, paper and technology.

Portfolio Composition
  As of July 31, 87% of the portfolio's net assets was invested in common stocks and 16% in cash equivalents.

  Although the fund was significantly underweighted in technology stocks in general, the stocks we did own in the sector performed very well during the period, delivering greater than expected earnings growth. These include two semiconductor manufacturers, Analog Devices, Inc. and National Semiconductor, as well as Varian Associates, Inc. (electron devices for the communications, scientific, medical, industrial and defense markets) and Millipore Corp. (industrial filters used to analyze and purify fluids). The latter two companies announced the sale of underperforming divisions and used the proceeds to fund share repurchase programs.

  The fund also benefited from some of our cyclically oriented holdings. For example, our investments in several paper and forest products companies, including Georgia-Pacific Corp., Champion International Corp. and Stone Container Corp., have enjoyed strong demand and a recovery in prices from depressed levels. After several years of excess capacity and underinvestment in new plant and equipment, the paper industry is currently operating at very high levels of capacity utilization. Despite the run-up in prices that these stocks have already experienced in 1995, this period of robust profitability is expected to continue, barring a sustained recession.

  Although we have trimmed the size of our position, we also continue to own General Motors Corp. stock, on the expectation that the company's aggressive cost-cutting initiatives will pay off in higher earnings when automobile sales rebound. During the period, we added Ford Motor Co. stock to the portfolio because we believe it is more competitively positioned to increase its market share (largely at the expense of imports) in the future.

  Lear Seating Corp. (automobile seating) was another strong performer, with its stock rising 18% in July alone based on the news that the company was acquiring Automotive Industries Holdings, Inc., a manufacturer of moldings and other materials for car interiors. The acquisition is expected to help Lear increase its market share despite softness in the auto industry.

  McDonnell Douglas Corp., the fund's largest holding, and Northrop Grumman Corp., two aerospace/defense companies, were among the fund's strongest performers during the period. Both have experienced rising cash flow that has been spent on nondefense acquisitions and aggressive share repurchase

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund



--------------------------------------------------------------------------------

programs, which have benefited shareholders.
  The portfolio is overweighted in retail stocks, which have generally lagged the market during the first half of 1995, reflecting lackluster consumer spending. Among the fund's retail holdings that have been particularly disappointing were Charming Shoppes, Inc. (a specialty retailer of moderately priced women's apparel) and L.A. Gear Inc. (sneakers and sports apparel). However, in July, several of the fund's retail holdings saw significant improvement including TJX Companies (off-price women's apparel and accessories) and Service Merchandise Co., Inc. (the nation's largest catalog showroom retailer), whose stock rose 33% after the company reported strong second-quarter earnings.

  Another of the fund's retail investments, Dillard Department Stores Inc., operating primarily in the southern and midwestern regions of the U.S., has already proven to be a notable exception in retailing, surpassing many of its peers in recent months.

  During the period, we sold several holdings when they reached what we viewed as their fair value. These included Amgen (biotechnology) and AMP Inc. (a worldwide producer of electrical and electronic connections, programming and switching devices).

Top 10 Portfolio Holdings as of  July 31, 1995



                                                                    Percentage
                                                                   of Total Net
Company                            Line of Business                   Assets
McDonnell Douglas Corp.            Aerospace/Defense                   4.0%
Georgia-Pacific Corp.              Paper and Forest Products           4.0%
Lear Seating Corp.                 Autoparts/Original Equipment        3.6%
Stone Container Corp.              Pulp and Paper Products             3.6%
Snap-On Tools                      Hardware and Tools                  3.1%
Tenet Healthcare Corp.             Hospital Management                 3.0%
General Motors Corp.               Automotive                          3.0%
Millipore Corp.                    Commercial Services                 3.0%
Varian Associates, Inc.            Electron Technology                 3.0%
Dillard Department Stores, Inc.    Retailing                           2.9%


Outlook
  Having experienced four years of economic recovery, the slowdown in the second quarter was to be expected and may contribute to the durability of the upward trend over time. We believe stocks will continue to do well for some time to come, with occasional corrections from time to time. As in the past, the fund will continue to search for companies that are undervalued but offer outstanding long-term appreciation potential.

/s/ Mitchell E. Cantor

Mitchell E. Cantor
Portfolio Manager

/s/ Paul D. Farrell

Paul D. Farrell
Portfolio Manager

/s/ Ronald E. Gutfleish
Ronald E. Gutfleish
Portfolio Manager


August 31, 1995

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund

July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

Shares     Description                                                     Value
================================================================================
Common Stocks--87.2%
Aerospace/Defense--6.5%
502,700    McDonnell Douglas Corp.                                $   41,535,585
448,700    Northrop Grumman Corp.                                     25,575,900
--------------------------------------------------------------------------------
                                                                      67,111,485
--------------------------------------------------------------------------------
Auto Parts-Original Equipment--4.2%
13,500     Goodyear Tire & Rubber Co.                                    585,563
1,378,900  Lear Seating Corp.                                         37,230,300
131,400    Stewart & Stevenson Services, Inc.*                         5,009,625
--------------------------------------------------------------------------------
                                                                      42,825,488
--------------------------------------------------------------------------------
Automotive Products--3.3%
120,400    Ford Motor Co.                                              3,494,971
632,400    General Motors Corp.                                       30,829,500
--------------------------------------------------------------------------------
                                                                      34,324,471
--------------------------------------------------------------------------------
Chemicals-Plastics--2.2%
795,900    Geon Co.                                                   22,384,688
--------------------------------------------------------------------------------
Commercial Banks--0.0%
11,600     Shawmut National Corp.                                        353,603
--------------------------------------------------------------------------------
Commercial Services--3.0%
890,600    Millipore Corp.*                                           30,725,700
--------------------------------------------------------------------------------
Containers-Metal and Glass--0.1%
84,300     Owens Illinois Corp.*                                       1,169,663
--------------------------------------------------------------------------------
Electron Technology--3.0%
552,800    Varian Associates, Inc.*                                   30,473,100
--------------------------------------------------------------------------------
Electronics-Semiconductors--4.9%
655,225    Analog Devices, Inc.*                                      23,751,902
985,200    National Semiconductor Corp.*                              26,600,400
--------------------------------------------------------------------------------
                                                                      50,352,302
--------------------------------------------------------------------------------
Hardware and Tools--3.1%
754,200    Snap-on Tools Corp.*                                       31,487,850
--------------------------------------------------------------------------------
Health and Medical Services--0.3%
57,300     Columbia/HCA Healthcare                                     2,760,313
--------------------------------------------------------------------------------
Hospital Management--3.0%
2,034,000  Tenet Healthcare Corp.*                                    31,018,502
--------------------------------------------------------------------------------
Household Products--2.4%
607,200    First Brands Corp.*                                        24,288,000
--------------------------------------------------------------------------------
Insurance--4.7%
670,150    Integon Corp.                                              11,308,781
63,800     Lincoln National Corp.                                      2,623,775
799,800    PartnerRe Holdings, Ltd.                                   20,194,950
724,200    Penncorp Financial Group, Inc.*                            14,031,375
--------------------------------------------------------------------------------
                                                                      48,158,881
--------------------------------------------------------------------------------
Manufacturing-Diversified Industrial--2.3%
629,200    Harnischfeger Industries, Inc.*                            23,595,000
--------------------------------------------------------------------------------
Manufacturing-Miscellaneous--3.0%
626,400    Fisher Scientific International, Inc.*                     20,592,900
489,300    Keystone International, Inc.*                              10,275,300
--------------------------------------------------------------------------------
                                                                      30,868,200
--------------------------------------------------------------------------------
Metal Fabricate/Hardware--0.9%
271,250    Trinity Industries, Inc.*                                   9,086,875
--------------------------------------------------------------------------------
Metals-Miscellaneous--1.0%
421,500    Quanex Corp.                                               10,379,438
--------------------------------------------------------------------------------
Money Center Banks--2.9%
470,700    Citicorp                                                   29,359,913
--------------------------------------------------------------------------------
Oil & Gas-International--2.9%
78,100     Amoco Corp.                                                 5,252,225
88,400     Chevron Corp.                                               4,364,750
72,500     Exxon Corp.                                                 5,256,250
102,900    Mobil Corp.                                                10,058,475
41,200     Royal Dutch Petroleum ADR                                   5,232,400
--------------------------------------------------------------------------------
                                                                      30,164,100
--------------------------------------------------------------------------------
Oil-Domestic Integrated--1.9%
385,500    Tenneco, Inc.                                              19,082,250
--------------------------------------------------------------------------------
Paper and Forest Products--6.6%
485,800    Champion International Corp.                               27,386,975
470,800    Georgia-Pacific Corp.                                      40,606,500
--------------------------------------------------------------------------------
                                                                      67,993,475
--------------------------------------------------------------------------------
Publishing--2.2%
1,609,700  Valassis Communications, Inc.*                             22,938,225
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund (continued)

July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

Shares       Description                                                   Value
================================================================================
Common Stocks (continued)
Pulp and Paper Products--3.6%
1,698,700    Stone Container Corp.                                $   36,734,388
--------------------------------------------------------------------------------
Retail-Department Stores--5.0%
969,400      Dillard Department Stores, Inc.*                         30,051,400
156,700      Sears Roebuck & Co.                                       5,112,338
2,261,200    Service Merchandise Co., Inc.*                           15,828,400
--------------------------------------------------------------------------------
                                                                      50,992,138
--------------------------------------------------------------------------------
Retail-Specialty--1.5%
1,580,500    Musicland Stores Corp.*                                  15,409,875
--------------------------------------------------------------------------------
Retail-Specialty Apparel Stores--5.0%
317,200      Ann Taylor Stores Corp.*                                  6,264,700
3,268,100    Charming Shoppes, Inc.                                   15,931,988
1,970,300    TJX Companies, Inc.*                                     28,815,638
--------------------------------------------------------------------------------
                                                                      51,012,326
--------------------------------------------------------------------------------
Savings and Loans--0.4%
261,650      Firstfed Financial Corp.*                                 3,924,750
--------------------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--0.2%
44,500       Salomon, Inc.                                             1,640,938
--------------------------------------------------------------------------------
Shoes--0.3%
1,143,500    LA Gear, Inc.*                                            3,430,500
--------------------------------------------------------------------------------
Textiles--0.3%
145,500      Warnaco Group, Inc.*                                      3,201,000
--------------------------------------------------------------------------------
Tobacco and Food Products--3.4%
230,000      Philip Morris Companies, Inc.                            16,473,750
881,900      Universal Corp.                                          18,960,850
--------------------------------------------------------------------------------
                                                                      35,434,600
--------------------------------------------------------------------------------
Transportation-Marine--1.4%
949,700      Kirby Corp.*                                             14,720,350
--------------------------------------------------------------------------------
Trucking--1.6%
704,800      Consolidated Freightways, Inc.                           16,827,100
--------------------------------------------------------------------------------
Utility--0.1%
82,600       Long Island Lighting Co.                                  1,321,600
--------------------------------------------------------------------------------
Total Common Stocks
   (Cost $699,520,619)                                            $  895,551,087
================================================================================
Principal
Amount       Description                                                   Value
================================================================================
Repurchase Agreement--16.4%
$168,400,000 Joint Repurchase Agreement
             Account 5.86%, 08/01/95                              $  168,400,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
 (Cost $168,400,000)                                              $  168,400,000
--------------------------------------------------------------------------------
Total Investments
 (Cost $867,920,619)/(a)/                                         $1,063,951,087
================================================================================

 Contracts # Description                                                  Value
===============================================================================
Options Written--(0.1)%
Put Options Written
(8,850)      National Semiconductor, Call
             Strike $30 expiring 11/18/95                         $  (1,438,125)
-------------------------------------------------------------------------------
Total Options Written
  (Premiums received $1,758,487)                                  $  (1,438,125)
-------------------------------------------------------------------------------
Federal Income Tax Information:
  Gross unrealized gain for investments in
    which value exceeds cost                                      $ 240,185,746
  Gross unrealized loss for investments in
    which cost exceeds value                                        (45,364,901)
-------------------------------------------------------------------------------
  Net unrealized gain                                             $ 194,820,845
===============================================================================

*   Non-income producing security.

/(a)/ The aggregate cost for federal income tax purposes is $869,130,242.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund



--------------------------------------------------------------------------------
Objective and Strategies
  The Goldman Sachs Small Cap Equity Fund's objective is long-term capital appreciation, primarily through investments in equity securities of U.S. companies with market capitalizations of $1 billion or less. The fund is managed using a "business value" approach to investing, which means we look for attractive companies with high or improving returns on capital that we believe can achieve solid, sustainable growth, as well as generate free cash after investing for future growth. Using our own rigorous fundamental research, meeting with a company's management and interviewing a company's competitors, customers and suppliers, we build the fund's portfolio one stock at a time.

Performance Review:
A Difficult Period Brings Tactical Enhancements

  During the period under review, the Goldman Sachs Small Cap Equity Fund had a total return of 9.67% based on net asset value compared with a total return of 22.56% for the Russell 2000, the fund's benchmark. The fund's underperformance relative to the benchmark was primarily attributable to the disappointing results of a number of specific investments. However, its significant underweighting in the technology sector, which led the market during most of the period, and its overweighting in retailing stocks, which lagged the market, also hindered performance during the period.

  While the fund will continue to be managed using the same approach to individual stock selection, we intend to make several adjustments.

 . Specifically, we intend to broaden the fund's sector diversification by adding 15 to 20 smaller positions, while continuing to keep the bulk of the fund's assets relatively focused in 25 to 30 core positions.

 . In addition, we intend to emphasize core positions in companies with market capitalizations of more than $100 million, which tend to be more liquid than stocks with smaller capitalizations. Currently, the fund's weighted average market capitalization is approximately $235 million and we expect that to increase gradually over time.

Portfolio Composition:
A Concentration in Retail and Consumer Stocks With
New Holdings in Varied Sectors
  As of July 31, 93% of the portfolio (based on net assets) was invested in common stocks and 7% in cash equivalents.

  Among the portfolio's retail stocks that saw declines were J. Baker, Inc. (men's apparel and family and women's shoes) and Charming Shoppes, Inc. (specialty retailer of moderately priced women's apparel). In general, consumer spending slowed during the period, which impacted these and other retail stocks. However, in July, several of the fund's retail holdings saw significant improvement, including TJX Companies (off-price women's apparel and accessories), Service Merchandise Co., Inc. (the nation's largest catalog showroom retailer), whose stock rose 33% after the company reported strong second-quarter earnings and Authentic Fitness Corp. (owner's of Speedo sports apparel), reflecting an upturn in investor's perceptions of value in the sector.

  Another of the fund's holdings, Supercuts (haircut chain emphasizing quick service), failed to meet our expectations, largely because earnings suffered when the company's expansion into the greater New York metropolitan area fell behind schedule. We still believe in the company's potential to increase its earnings as the expansion is completed.

  On the other hand, our patience has begun to pay off as a number of the fund's longer term holdings saw substantial rebounds during the past few months. These included ABT Building Products Corp. (specialty building materials), which rallied significantly despite a sluggish housing market; USA Mobile Communications (Midwest-based provider of paging products), which we sold after the stock rose significantly due to a tender offer from Arch Communications; Sonic Corp. (drive-in restaurants), whose continued strong earnings finally convinced the market of the value we originally saw in the company; DIMAC Corp. (direct marketing and database management), which continued to report strong internal growth and completed several acquisitions; and Figgie

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund



--------------------------------------------------------------------------------
International (industrial conglomerate), where new management has been selling less profitable businesses to pay down debt and restructure the company. After more than a year of disappointing earnings, Figgie has the potential to return to profitability in the third quarter of 1995.

  Another investment with better news to report this period was Musicland Stores Corp. (discount music retailer). Musicland stock has begun to rebound as investors gain confidence in the company's growth strategy instituted in the latter part of 1994 that focuses on using cash generated by its mature stores located in shopping malls to finance its rapidly growing and much larger "superstores."

New Additions: From Trucking to Pancakes

  During the period under review, we added Landstar Systems (trucking company) to the portfolio. Unlike most traditional trucking companies, Landstar uses owner-operated trucks and schedules its routes through independent agents, and therefore has very low fixed costs. Although Landstar has generated a high return on capital and has suffered less from the recent economic slowdown and the decrease in car transports than other truckers, the company has been largely misunderstood by the market and therefore has suffered undeservedly with the sector in general. Other new holdings include International House of Pancakes
(IHOP), a company whose well-known name and differentiated niche in the franchise restaurant business (its restaurants are run by owners who work on the premises) contribute to its expansion potential, and Horace Mann, which has grown steadily and generated a strong cash flow by selling life, homeowners and auto insurance to public school employees through a direct sales force.

Top 10 Portfolio Holdings as of July 31, 1995

                                                                      Percentage
                                                                       of Total
Company                      Line of Business                         Net Assets

Black Box Corp.              Catalog Marketer                            4.2%
                               of Communications
                               and Networking Products
Morningstar Group, Inc.      Specialty Food Products                     4.1%
American Publishing Co.      Publishing/Newspapers                       3.4%
Landstar Systems             Trucking                                    3.4%
North American Watch Corp.   Luxury and Affordable Watches               3.4%
DIMAC Corp.                  Direct Marketing/Database Management        3.3%
J. Baker,  Inc.              Specialty Retail/Shoes/Apparel              2.8%
Trump Hotels &  Casinos      Hotels and Casinos                          2.7%
ABT Building Products Corp.  Specialty Building Materials                2.6%
Quantum Restaurant Group     Restaurants                                 2.6%

Outlook
  We believe that small-cap stocks are currently undervalued, both compared with their own earnings potential and compared with larger U.S. stocks, and are positioned to achieve better returns in both relative and absolute terms going forward. The fund's investment style emphasizes seeking undiscovered or undervalued stocks, and therefore we may purchase stocks earlier in the cycle than some other investors. However, we are patient investors prepared to hold stocks we consider fundamentally sound as we pursue the fund's objective of long-term growth. We believe the fund's tactical enhancements will contribute to the fund over time.

/s/Paul D. Farrell

Paul D. Farrell
Portfolio Manager

August 31, 1995

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund

July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

Shares     Description                                                     Value
--------------------------------------------------------------------------------
Common Stocks--92.9%
Broadcasting--0.8%
160,600    International Family Entertainment, Class B*             $  2,409,000
--------------------------------------------------------------------------------
Building Materials--3.9%
414,400    ABT Building Products Corp.*                                7,770,000
302,700    Congoleum Corp.*                                            3,783,750
--------------------------------------------------------------------------------
                                                                      11,553,750
--------------------------------------------------------------------------------
Commercial Services--9.5%
2,168,868  Automated Security Holdings PLC ADR*                        2,711,085
830,802    Black Box Corp.*                                           12,565,880
986,300    International Post Ltd.*                                    4,746,569
539,200    Opinion Research Corp.*                                     2,763,400
675,100    Supercuts, Inc.*                                            5,569,575
--------------------------------------------------------------------------------
                                                                      28,356,509
--------------------------------------------------------------------------------
Communication-Equipment--3.1%
310,800    IPC Information Systems, Inc.*                              4,817,400
140,400    Plantronics, Inc.*                                          4,282,200
--------------------------------------------------------------------------------
                                                                       9,099,600
--------------------------------------------------------------------------------
Computer Software and Services--1.0%
339,367    Micom Communications*                                       2,842,199
--------------------------------------------------------------------------------
Direct Marketing/Database Management--3.3%
600,400    DIMAC Corp.*                                                9,681,450
--------------------------------------------------------------------------------
Electronics--1.8%
93,900     Holophane Corp.*                                            2,277,075
143,300    Recoton Corp.*                                              2,973,475
--------------------------------------------------------------------------------
                                                                       5,250,550
--------------------------------------------------------------------------------
Environmental Control--1.1%
163,917    U.S.A. Waste Services, Inc.*                                3,114,423
--------------------------------------------------------------------------------
Financial Services--0.1%
163,700    Hamilton Financial Services Corp.*                            388,788
--------------------------------------------------------------------------------
Food Processing--0.9%
379,900    Brothers Gourmet Coffees, Inc.*                             2,801,763
--------------------------------------------------------------------------------
Food Products--0.5%
168,700    Alpine Lace Brands, Inc.                                    1,349,600
--------------------------------------------------------------------------------
Hardware and Tools--0.8%
363,400    Webco Industries, Inc.*                                    $2,362,100
--------------------------------------------------------------------------------
Health Care-Miscellaneous--1.1%
183,300    Grancare Inc.*                                              3,184,838
--------------------------------------------------------------------------------
Hotels and Casinos--2.7%
545,900    Trump Hotels & Casino Resort*                               8,120,256
--------------------------------------------------------------------------------
Household Products--2.6%
777,700    American Safety Razor Co.*                                  7,679,788
--------------------------------------------------------------------------------
Insurance--4.3%
267,400    Horace Mann Educators Co.                                   6,852,125
323,000    The Paul Revere Corp.*                                      6,056,250
--------------------------------------------------------------------------------
                                                                      12,908,375
--------------------------------------------------------------------------------
Leisure Time--2.3%
537,890    Bell Sports Corp.                                           6,858,098
--------------------------------------------------------------------------------
Luxury and Affordable Watches--3.4%
693,400    North American Watch Corp.*                                10,227,650
--------------------------------------------------------------------------------
Manufacturing-Diversified Industrial--5.8%
376,300    DT Industries, Inc.*                                        4,327,450
653,700    Figgie International, Inc. Class A*                         6,618,713
111,200    Figgie International, Inc. Class B*                         1,098,100
602,000    Foamex International, Inc.*                                 5,342,750
--------------------------------------------------------------------------------
                                                                      17,387,013
--------------------------------------------------------------------------------
Medical-Hospital Management & Services--1.0%
680,400    Physicians Clinical Laboratory, Inc.*                       3,061,800
--------------------------------------------------------------------------------
Oil & Gas-Domestic--2.0%
498,000    Total Petroleum of North America Ltd.                       5,789,250
--------------------------------------------------------------------------------
Publishing/Newspapers--3.4%
930,900    American Publishing Co.                                    10,239,900
--------------------------------------------------------------------------------
Restaurants--6.1%
251,100    IHOP Corp.*                                                 7,219,125
672,100    Quantum Restaurant Group, Inc.*                             7,729,150
106,800    Sonic Corp.*                                                3,230,700
--------------------------------------------------------------------------------
                                                                      18,178,975
--------------------------------------------------------------------------------
Retail-Department Stores--1.6%
677,800    Service Merchandise Co., Inc.*                              4,744,600
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund (continued)
July 31, 1995
(Unaudited)

-------------------------------------------------------------------------------

Shares     Description                                                    Value
===============================================================================
Common Stocks (continued)
Retail-Specialty--12.3%
1,080,100  Brookstone, Inc.*                                       $  7,695,713
789,900    Ernst Home Center, Inc.*                                   4,739,400
353,200    Finlay Enterprises*                                        5,518,750
850,000    J. Baker, Inc.*                                            8,340,625
632,500    Levitz Furniture, Inc.*                                    4,032,188
644,940    Musicland Stores Corp.*                                    6,288,165
-------------------------------------------------------------------------------
                                                                     36,614,841
-------------------------------------------------------------------------------
Retail-Specialty Apparel Stores--4.5%
108,400    Ann Taylor Stores Corp.*                                   2,140,900
938,900    Charming Shoppes, Inc.                                     4,577,138
464,800    TJX Companies, Inc.*                                       6,797,700
-------------------------------------------------------------------------------
                                                                     13,515,738
-------------------------------------------------------------------------------
Savings and Loans--0.1%
8,100      GP Financial Corp.                                           195,413
-------------------------------------------------------------------------------
Shoes--1.2%
591,700    Shoe Carnival, Inc.*                                       3,624,163
-------------------------------------------------------------------------------
Specialty Food Products--4.1%
1,579,800  Morningstar Group, Inc.*                                  12,243,450
-------------------------------------------------------------------------------
Textile-Apparel Manufacturers--2.6%
170,600    Authentic Fitness Corp.                                    3,348,025
181,400    Haggar Corp.                                               3,537,300
49,200     Norton McNaughton, Inc.*                                     885,600
-------------------------------------------------------------------------------
                                                                      7,770,925
-------------------------------------------------------------------------------
Trucking--5.0%
189,100    Consolidated Freightways, Inc.                             4,514,763
341,300    Landstar Systems, Inc.*                                   10,239,000
-------------------------------------------------------------------------------
                                                                     14,753,763
-------------------------------------------------------------------------------
Total Common Stocks
  (Cost $302,495,418)                                              $276,308,568
===============================================================================
Warrants--0.0%
Home Builders and Land Development--0.0%
57,000     Miles Homes, Inc.*                                      $     28,500
-------------------------------------------------------------------------------
Total Warrants
  (Cost $42,750)                                                   $     28,500
===============================================================================

-------------------------------------------------------------------------------

Principal
Amount         Description                                                Value
===============================================================================
Corporate Bonds--0.2%
$   500,000  J. Baker, Inc.
    7.5%, 06/01/02                                                 $    457,500
-------------------------------------------------------------------------------
Total Corporate Bonds
  (Cost $497,813)                                                  $    457,500
===============================================================================
Repurchase Agreement--6.5%
$19,400,000  Joint Repurchase Agreement
             Account 5.86%, 08/01/95                               $ 19,400,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $19,400,000)                                               $ 19,400,000
===============================================================================
Total Investments
  (Cost $322,435,981)(a)                                           $296,194,568
===============================================================================

Contracts #    Description                                                Value
===============================================================================
Options Written--(0.0)%
Call Options Written
(900)          Grancare Inc., Call Strike $17.50
               expiring 9/16/95                                    $          0
-------------------------------------------------------------------------------
Total Options Written
  (Premiums received $65,448)                                      $          0
===============================================================================
Federal Income Tax Information:
  Gross unrealized gain for investments in
    which value exceeds cost                                       $ 29,561,183
  Gross unrealized loss for investments in
    which cost exceeds value                                        (55,920,758)
-------------------------------------------------------------------------------
  Net unrealized loss                                              $(26,359,575)
===============================================================================

* Non-income producing security.

(a)  The aggregate cost for federal income tax purposes is $322,554,143.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund



--------------------------------------------------------------------------------
Objective and Strategies

  The Goldman Sachs International Equity Fund seeks long-term capital appreciation by investing in equity securities of companies organized or traded outside the U.S. that we believe have the potential to achieve superior returns over the long term. The fund searches for attractively valued companies with strong, competitive positions in industries expected to grow. Our bottom-up approach focuses on individual companies, rather than on making investment choices based on our view of a particular country or industry sector. Currency risk, inherent in any international investment, is managed by a separate team of currency specialists based in London.

Performance Review:
Successful Stock Selection Results in Outperformance

  For the six months ended July 31, 1995, the Goldman Sachs International Equity Fund had a total return of 17.49% based on net asset value compared with a total return of 12.62% for the fund's benchmark, the Financial Times-Actuaries Europe & Pacific Index ("Europac") unhedged. Europac is a capitalization-weighted composite of approximately 1,500 stocks from 20 countries in Europe, Japan and the Asia-Pacific region and is calculated on a monthly basis. For the 12 months ended July 31, the fund placed in the top quartile of international equity funds based on total return, ranking 41 out of 201 international equity funds tracked by Lipper Analytical Services, Inc. (Lipper rankings do not take sales charges into account.)

  The fund outperformed the Index primarily due to successful stock selection. The fund also benefited from its overweighting in some of the better performing European markets, such as the U.K. and Sweden, and its underweighting in Japan compared with the Index. Finally, the hedging strategies employed during the period were largely successful as well. While the fund's neutral position is unhedged, in May we began to partially hedge the fund's exposure in deutsche marks and yen based on our belief that those currencies had become overvalued versus the dollar and other European currencies. By July, approximately 35% of the fund was hedged.

Portfolio Composition: Diversification Among Countries and Industry Sectors

  During the period, approximately 94% of the fund's portfolio (based on net assets) was invested in 40 stocks based in 16 different countries and 2% in cash equivalents. Its five largest country allocations were Japan (37.2%), the U.K. (10.0%), Sweden (7.6%), Spain (6.0%) and the Netherlands (4.9%). The fund's average market capitalization is approximately $4 to $5 billion. We favor highly focused, efficient companies in well-defined businesses.

 . Japan. Stocks suffered during most of the period under review, reflecting Japan's economic problems, but rebounded sharply during July. During the course of the period, we increased the fund's holdings in Japan from approximately 30% to 37% (still well below the Index weighting of 44%), based on our increased confidence in future improvements in the valuation of the market and of the specific companies we own. We have concentrated on companies that are taking aggressive steps to reduce costs and optimize the use of their assets.

 . Successful Japanese investments during the period included Hoya Corporation (the world's leading manufacturer of optical glass) and Mirai (a large producer of electric cable conduits, wiring boxes and other electrical accessories), which both outperformed the market. Aiwa (audio/visual equipment manufacturer) is a good example of one of the fund's newer Japanese holdings. The company's new management has reduced costs, shifting both research and development and production from Japan to lower cost manufacturers in Southeast Asia.

 . Europe. As of July 31, the fund continued to be slightly overweighted in Europe. Within Europe, the U.K., Scandinavia and Switzerland performed the best,

--------------------------------------------------------------------------------
while countries with the strongest currencies, namely Germany and France, were weakest.

 . Several of the fund's holdings in the U.K. did particularly well, outperforming the market's 15% appreciation during the period. They include Siebe, one of the world's leading manufacturers of industrial electronic equipment and control devices; Electrocomponents, the largest catalog provider of electronic components and other equipment to businesses in the U.K. and Europe, which has consistently earned a return on capital averaging over 30% for the past decade; and Rentokil, a large environmental services group involved in pest control and commercial and security services.

 . Other strong performers included Fresenius, a major producer of kidney dialysis equipment based in Germany; Securitas, the largest security services company in Europe; and Hoganas, the largest producer of powdered metal for use in auto components.

 . In contrast, our investment in Volvo (Sweden) was disappointing during the period, hurt by the weakness of the U.S. dollar, which depressed automobile exports to the U.S., and by general difficulties in the automotive sector. However, we added to the fund's position in Volvo stock on price weakness because the company is fundamentally strong and management's plan to restructure to core businesses is expected to prove successful ultimately.

 . Asia-Pacific. The fund was slightly overweighted in the Asia-Pacific region during the period, although we reduced the fund's exposure in Hong Kong in favor of greater diversification in Korea, Indonesia and the Philippines, where valuations were more attractive. The region experienced mixed results during the period, with sharp rallies in February and May.

 . A large portion of the fund's holdings of Hong Kong-based Consolidated Electric Power of Asia was sold to take profits when the stock hit our target price, and a significant position in Korea Mobile Telecommunications (KMT) was added. KMT is the sole provider of cellular telecommunications in Korea and controls half of the pager market, both of which should see significant growth potential. Another relatively new holding, Philippine Long Distance Telephone, did quite well from March through May.

Top 10 Portfolio Holdings as of  July 31, 1995

                                                                   Percentage
                                                                    of Total
Company                      Country     Line of Business          Net Assets
Fresenius                    Germany     Health Care                   3.8%
Santen                       Japan       Pharmaceutical                3.7%
Korea Mobile
 Telecommunications (KMT)    Korea       Telecommunications            3.4%
Mitsubishi Heavy Industry    Japan       Aerospace/ Defense            3.4%
Mitsubishi  Electric         Japan       Electrical Equipment          3.4%
Hoya Corporation             Japan       Optical Glass                 3.4%
                                         Manufacturing
Volvo                        Sweden      Car and Truck Manufacture     3.4%
Repsol                       Spain       Oil/Gas Production and        3.2%
                                         Distribution
Shimachu                     Japan       Furniture Retailer            3.2%
Mitsui Marine & Fire         Japan       Insurance                     3.2%

Outlook
  Our outlook for most international markets is quite positive. In our opinion, Europe is likely to see continuing reasonable levels of economic growth with low inflation. However, unlike the U.S. stock market, which may be reaching a near-term peak, many European stock markets are still 10% to 20% off their highs, which were set during 1993, and thus still offer what we believe are attractive valuations. In addition, many European companies are at an early stage of what we expect to be a sustained upturn in earnings.

  Near term, the Japanese market continues to suffer from a liquidity crisis in the domestic economy and from the strong yen. However, during the first few weeks of July, the Nikkei 225 stock index rallied over 12% on news

--------------------------------------------------------------------------------
that the Bank of Japan cut short-term interest rates -- a sign that many believe indicates the Japanese government's commitment to provide monetary and fiscal stimulus to help improve Japan's economy. In addition, the recent decline in the yen and signs of some resolution in the trade discussions with the U.S. are encouraging. However, real evidence of economic recovery and strong earnings growth will be necessary to produce a sustained market upturn.

  Finally, we expect Asian stock markets to benefit from a combination of better liquidity, a stable and strengthening U.S. dollar and the prospect for lower interest rates worldwide during the second half of 1995.


/s/Roderick D. Jack

Roderick D. Jack
Portfolio Manager, London


/s/Marcel Jongen

Marcel Jongen
Portfolio Manager, London


/s/Shogo Maeda

Shogo Maeda
Portfolio Manager, Tokyo


/s/Warwick M. Negus

Warwick M. Negus
Portfolio Manager, Hong Kong

August 31, 1995
--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

Shares     Description                                                     Value
================================================================================
Common Stocks--94.4%
Austrian Schilling--2.9%
105,400    Oester Elektrizita (Utility)                             $  7,739,464
--------------------------------------------------------------------------------
Belgian Franc--2.2%
20,342     Colruyt SA (Food-Retailer)                                  5,723,197
--------------------------------------------------------------------------------
British Pound Sterling--10.0%
764,039    British Airport Authority (Airport Operator)                6,409,723
682,474    Electrocomponents (Electrical Equipment Distributor)        6,995,958
1,625,700  Rentokil Group (Commercial Services)                        7,377,737
537,000    Siebe (Industrial/Electronic Equipment Manufacturer)        5,856,544
--------------------------------------------------------------------------------
                                                                      26,639,962
--------------------------------------------------------------------------------
Danish Krone--3.0%
141,900    TeleDanmark AS (Telecommunications)                         7,934,590
--------------------------------------------------------------------------------
French Franc--2.3%
187,630    Seita (Tobacco)                                             6,192,241
--------------------------------------------------------------------------------
Hong Kong Dollar--4.8%
1,843,800  Consolidated Electric Power Asia (Utility)                  4,300,985
370,000    HSBC Holdings (Financial)                                   5,020,742
4,706,000  National Mutual Asia Ltd. (Financial)                       3,344,964
--------------------------------------------------------------------------------
                                                                      12,666,691
--------------------------------------------------------------------------------
Irish Pound--2.3%
958,060    Bank of Ireland (Banking)                                   5,985,725
--------------------------------------------------------------------------------
Japanese Yen--37.2%
326,000    Aiwa Co. (Audio-Visual Equipment Manufacturer)              8,304,087
87,000     Futaba Corp. (Capital Goods)                                4,294,351
301,000    Hoya Corp. (Optical Glass Manufacturing)                    8,996,264
196,000    Inaba Denkisangyo (Industrial)                              5,014,831
319,000    Max Co. (Office Equipment Manufacturer)                     6,717,310
209,000    Mirai Industry Co. (Miscellaneous Manufacturer)             4,732,254
1,228,000  Mitsubishi Electric CP (Electrical Equipment)               9,078,275
1,268,000  Mitsubishi Heavy Industry (Aerospace/Defense)               9,144,300
1,208,000  Mitsui Marine & Fire (Insurance)                            8,465,436
363,000    Santen Pharmaceutical Co. (Pharmaceuticals)                 9,780,822
14,400     Sanyo Shinpan Financial (Financial)                         1,173,780
315,000    Shimachu Co. (Retail-Furniture)                             8,487,490
311,000    Taikisha Ltd. (Capital Goods)                               4,894,034
54,000     Tostem Corp. (Building Materials)                           1,748,443
259,000    Yamatake Honeywell (Industrial/Electronic Equipment
            Manufacturer)                                              3,753,198
115,200    York Benimaru Co. (Food Retailer)                           4,460,365
--------------------------------------------------------------------------------
                                                                      99,045,240
--------------------------------------------------------------------------------
Netherlands Guilder--4.9%
98,590     Randstad Holdings (Temporary Help Services)                 6,991,748
68,165     Wolters Kluwer (Publishing)                                 6,174,446
--------------------------------------------------------------------------------
                                                                      13,166,194
--------------------------------------------------------------------------------
Philippine Peso--3.1%
117,000    Philippine Long Distance Telephone Co. ADR
             (Telecommunications)                                      8,116,875
--------------------------------------------------------------------------------
South Korean Won--3.4%
10,500     Korea Mobile Telecommunications
           (Telecommunications)                                        9,170,596
--------------------------------------------------------------------------------
Spanish Peseta--6.0%
45,725     Banco Popular (Financial)                                   7,410,504
253,535    Repsol SA (Oil & Gas-Production and Distribution)           8,562,997
--------------------------------------------------------------------------------
                                                                      15,973,501
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

Shares     Description                                                     Value
================================================================================
[S]        [C]                                                      [C]
Common Stocks (continued)
Swedish Krona--7.6%
304,340    Hoganas Ag (Metals-Miscellaneous)                        $  6,139,014
150,490    Securitas (Commercial Services)                             5,176,529
452,000    Volvo (Car and Truck Manufacture)                           8,957,590
--------------------------------------------------------------------------------
                                                                      20,273,133
--------------------------------------------------------------------------------
Swiss Franc--2.3%
4,931      Cie Financiere Richemont Ag
           (Consumer Goods-Luxury Products)                            6,173,933
--------------------------------------------------------------------------------
Thai Baht--2.4%
572,300    Bangkok Bank (Financial)                                    6,379,435
--------------------------------------------------------------------------------
Total Common Stocks
  (Cost $224,432,664)                                               $251,180,777
================================================================================
Preferred Stock--3.8%
Deutsche Mark--3.8%
13,771     Fresenius Ag (Health Care)                               $ 10,241,988
--------------------------------------------------------------------------------
Total Preferred Stock
  (Cost $4,266,827)                                                 $ 10,241,988
================================================================================
[CAPTION]

Principal
Amount         Description                                                 Value
================================================================================
[S]            [C]                                                  [C]


Short-Term Obligation--1.6%
--------------------------------------------------------------------------------
$4,356,357     State Street Bank & Trust
               Euro-Time Deposit
               5.75%, 08/01/95                                      $  4,356,357
--------------------------------------------------------------------------------
Total Short-Term Obligation
  (Cost $4,356,357)                                                 $  4,356,357
================================================================================
Options--0.0%
JPY36,097,529  Nikkei 300 Call @ 328.55 expiring 12/22/95           $      8,173
--------------------------------------------------------------------------------
Total Options (Cost $7,795,054)                                     $      8,173
================================================================================
Total Investments (Cost $240,850,902)(a)                            $265,787,295
================================================================================
[CAPTION]

Shares         Description                                                Value
===============================================================================
[S]            [C]                                                 [C]
Federal Income Tax Information:
  Gross unrealized gain for investments in
   which value exceeds cost                                        $ 37,967,861
  Gross unrealized loss for investments in
   which cost exceeds value                                        $(13,033,508)
-------------------------------------------------------------------------------
  Net unrealized gain                                              $ 24,934,353
================================================================================
[CAPTION]
Common and Preferred Stock Industry Concentrations
================================================================================
[S]                                                                        [C]
Telecommunications                                                          9.5%
Financial                                                                   8.8%
Capital Goods                                                               6.1%
Commercial Services                                                         4.7%
Utility                                                                     4.5%
Health Care                                                                 3.8%
Pharmaceuticals                                                             3.7%
Industrial/Electronic Equipment Manufacturer                                3.6%
Aerospace/Defense                                                           3.4%
Electrical Equipment                                                        3.4%
Optical Glass Manufacturing                                                 3.4%
Car and Truck Manufacture                                                   3.4%
Oil & Gas-Production and Distribution                                       3.2%
Retail-Furniture                                                            3.2%
Insurance                                                                   3.2%
Audio-Visual Equipment Manufacturer                                         3.1%
Temporary Help Services                                                     2.6%
Office Equipment Manufacturer                                               2.5%
Airport Operator                                                            2.4%
Tobacco                                                                     2.3%
Publishing                                                                  2.3%
Consumer Goods-Luxury Products                                              2.3%
Metals-Miscellaneous                                                        2.3%
Banking                                                                     2.2%
Food-Retailer                                                               2.2%
Industrial                                                                  1.9%
Miscellaneous Manufacturer                                                  1.8%
Retail-Convenience                                                          1.7%
Building Materials                                                          0.7%
--------------------------------------------------------------------------------
Total Common and Preferred Stock                                           98.2%
================================================================================
(a) The aggregate cost for federal income tax purposes is $240,852,942.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund



--------------------------------------------------------------------------------
Objective and Investment Approach
  The fund seeks long-term capital appreciation by investing in a limited number of carefully selected companies located in the 12 Asian markets that make up the fund's investment mandate, to the extent permitted by applicable local laws. Those countries include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand. While we put our primary emphasis on selecting individual investments, we also monitor the economic and political climate of every country in the region and carefully manage risk by diversifying the fund's investments across countries and industries.

  We use firsthand fundamental research in our search for well-managed companies whose stock prices are, in our opinion, undervalued in the marketplace. Other characteristics we look for in investment candidates include a strong market position, high or improving returns on invested capital, above-average growth potential, strong free cash flow that is wisely allocated and a skilled management team dedicated to maximizing shareholder returns. Our investment process includes face-to-face meetings with senior management as well as frequent contact with a company's customers, suppliers and competitors.

Asian Markets Volatile, Punctuated by Sharp Rallies

  During the period under review, Asian stock markets experienced mixed performance and low volumes, despite stable economic fundamentals in the region: low core inflation, high productivity and solid growth. The period was punctuated by two strong rallies, in February and May, fueled in part by foreign cash that had been sitting on the sidelines. In addition, indications that U.S. interest rates had stabilized and the strong performance of the U.S. equity market encouraged increased investor interest in the relatively inexpensive markets of Asia.

  In contrast to some other emerging markets, Asian currencies showed resilience due to the regions' large foreign exchange reserves and well-regulated economies. The strength of the yen forced interest rates to rise in some Asian countries; in others (i.e., the Philippines, Indonesia and Thailand), local interest rates moved up due to intervention by their central banks. Generally, the region has been relatively stable politically, with the exceptions of India, where the Congress Party lost several key state elections, and Thailand, which experienced a change of government.

Performance Review:  Good Stock Performance in Various Markets and Sectors

  During the six-month period ended July 31, 1995, the Goldman Sachs Asia Growth Fund had a total return of 17.58% based on net asset value, slightly underperforming its benchmark, the Morgan Stanley Capital International Combined Asia (ex Japan) Index, which returned 17.92% for the same period.

  For the 12 months ended July 31, the fund placed in the top 6% of its peers based on total return, ranking 4th out of 63 Pacific region funds tracked by Lipper Analytical Services, Inc. (Lipper rankings do not take sales charges into account.)

  Along with the Asian markets in general, the fund started the period with strong performance in February, then retreated temporarily, rebounded again in May and outperformed the benchmark in July. Over the course of the period, we continued to emphasize high-quality companies that we believe have the potential to realize gains in varied market environments.

 . The majority of the fund's positive performance came from successful stock selection. The top-performing stocks during the period included Hong Kong Electric, Philippine Long Distance Telephone, Mulia Industrinado (Indonesia) and Tata Engineering and Locomotive Company (India). Most of these stocks did well because of market recognition of their value and strong growth (as measured by Gross Domestic Product) within their own countries.

 . In January, we overweighted the portfolio in Hong Kong based on our belief that the market was oversold and therefore cheap. Our analysis proved

--------------------------------------------------------------------------------
correct: the Hong Kong market rose approximately 14% in February and the portfolio benefited.

 . In terms of currency, the portfolio was primarily unhedged during the period, a strategy that worked to our benefit as Asian currencies performed well against the dollar and continued to appreciate.

 . During the period, we used options on several occasions, selling calls on existing holdings; these strategies were largely successful.

Portfolio Composition: An Emphasis on Companies
Fueled by Domestic Sales
  As of July 31, 89% of the fund's net assets were invested in common stocks and 6% was in cash equivalents. By country, our heaviest concentrations were in Hong Kong (39.0%), Thailand (11.6%), Malaysia (9.8%), Singapore (7.3%) and the Philippines (5.4%). Compared with the Index, the portfolio was overweighted in Hong Kong, Indonesia and the Philippines and underweighted in Singapore, Malaysia and South Korea.

  The portfolio was invested in a wide range of industries including banking, a sector that has provided strong earnings momentum during the period, as well as telecommunications, food, automotive, manufacturing and utilities.

  During the period, our focus was on Asian companies with primary sales from within their own countries, rather than from sales driven by exports. Accordingly, we have added several new positions described below.

 . Swire Pacific (Hong Kong), a diversified holding company with principal activities in aviation, property, consumer products, trading, marine services, insurance and hotels, earns the bulk of its profits from its 51.8% stake in Cathay Pacific Airways and its property division. Over the next few years, its consumer properties division is expected to experience rapid growth and to continue to diversify its range of consumer products manufactured in China.

 . HSBC Holdings (Hong Kong), the holding company for the Hong Kong & Shanghai
  Banking Corporation, ranks among the top 15 banks in the world in terms of assets. It is one of the strongest and best capitalized financial and banking service organizations in the world, with more than 3,000 offices located in 65 countries in Europe, the Asia-Pacific region, the Middle East and the Americas. The company maintains a dominant position in Hong Kong and in the profitable Asia-Pacific region.

 . Korea Mobile Telecommunications (Korea), the sole provider of cellular services in Korea, also commands 55% of the Korean paging market. Despite the possibility of competition, KMT is believed to be well positioned to experience exponential growth in the years to come. The company is also developing new cellular technology that should enable it to expand into other Asian and international markets.

  During the period, we sold several stocks that had reached our target prices. These included a good portion of our holdings in Consolidated Electric Power of Asia (Hong Kong), which builds and operates power stations, based on our evaluation that further appreciation was unlikely for several years. Similarly, we sold Indostat (Indonesia) at a profit on the belief that significant appreciation would be difficult due to the fact that the major domestic telephone service provider in Indonesia will be privatizing later this year.

  Not all the stocks in our portfolio performed as well as we anticipated. One notable disappointment was Kim Hin (Malaysia), a leading producer of floor and tile products in Malaysia, which saw its profits decline as a result of an overly ambitious expansion plan and a price war from increased competition. As a result, we have sold the stock. We also liquidated Astra International (Indonesia), which sells Japanese cars in Indonesia, as it felt the impact of the appreciation of the Japanese yen relative to the Indonesian rupiah. The higher cost of imported cars, coupled with an increase in interest rates, is expected to result in a lower rate of growth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)




--------------------------------------------------------------------------------
Top 10 Holdings as of July 31, 1995

                                                                     Percentage
                                                                      of Total
Company                          Country      Line of Business       Net Assets
Hutchison Whampoa                Hong Kong    Conglomerate              5.6%
Swire Pacific                    Hong Kong    Air Transportation        4.8%
HSBC Holdings                    Hong Kong    Banking and Finance       4.4%
Philippine Long Distance         Philippines  Telecommunications        4.0%
Industrial Finance Corp.         Thailand     Banking and Finance       4.0%
Sun Hung Kai                     Hong Kong    Property                  3.9%
Mulia Industrindo                Indonesia    Manufacturing             3.9%
Metropolitan Bank & Trust Co.    Philippines  Banking and Finance       3.6%
Hong Kong Electric               Hong Kong    Electric Utility          3.5%
Indofood                         Indonesia    Food and Beverage         3.2%

Outlook:  A Stronger Second Half

  We believe the Asian markets will do better in the second half of 1995, due to a number of factors including the expected cyclical recovery in the U.S. dollar and the prospect of lower interest rates worldwide. We see general earnings growth in the region reaching approximately 15% by year end, which, though slightly lower than last year's 17.5% rate, is still quite respectable. Our efforts will continue to focus on stock selection, with emphasis on attractive valuations and companies that deliver a high return on capital. Our research indicates that some interesting opportunities for the balance of the year may be found in Hong Kong, as well as in some of the smaller Asian markets, namely Thailand, Indonesia and the Philippines. In India, the cancellation of a major power project by the newly elected government in the state of Maharashtra has dampened foreign investment in the Indian market. We will continue to spend time in India, assessing potential opportunities.

  As always, we urge investors to view the fund as a long-term investment opportunity and to be prepared to withstand periods of volatility. Over time, we believe the region's potential will be realized as foreign investment increases and economic growth continues.


/s/Warwick Negus

Warwick M. Negus
Portfolio Manager, Hong Kong

August 31, 1995

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
July 31, 1995
(Unaudited)


--------------------------------------------------------------------------------

Shares     Description                                                     Value
================================================================================
Common Stocks--89.2%
Hong Kong Dollar--39.0%
1,715,800  Consolidated Electric Power Asia (Utility)               $  4,002,402

2,625,600  HKR International Ltd. (Real Estate)                        2,001,968
1,614,000  Hong Kong Electric (Utility)                                5,850,773
2,657,824  Hong Kong Land Holdings (Real Estate)                       5,156,179
1,158,000  Hong Kong Telecommunications Ltd. (Telecommunications)      2,125,073
542,000    HSBC Holdings (Banking)                                     7,354,709
1,845,000  Hutchison Whampoa (Conglomerate)                            9,299,035
6,686,000  JCG Holdings Ltd. (Finance)                                 5,184,352
4,772,000  National Mutual Asia Ltd. (Life Insurance)                  3,391,876
6,169,400  San Miguel Brewery Ltd. (Breweries)                         3,946,617
857,000    Sun Hung Kai Properties (Real Estate)                       6,451,395
1,017,000  Swire Pacific (Transportation-Air)                          7,951,576
8,123,000  Winton Holdings (Financial Services)                        1,994,559
--------------------------------------------------------------------------------
                                                                      64,710,514
--------------------------------------------------------------------------------
Indian Rupee--6.2%
132,500    Larsen & Toubro Ltd. GDR (Engineering)                      2,865,975
116,600    Ranbaxy Laboratories Ltd. GDS (Pharmaceuticals)             3,338,257
175,000    Tata Engineering & Locomotive Company Ltd. GDR
           (Autos and Trucks)                                          3,829,000
--------------------------------------------------------------------------------
                                                                      10,033,232
--------------------------------------------------------------------------------
Indonesian Rupiah--7.1%
1,183,625  Indofoods Sukses Makmur (Food Processing)                   5,298,232
2,905,272  Mulia Industrindo (Manufacturing-Diversified Industrial)    6,502,399
--------------------------------------------------------------------------------
                                                                      11,800,631
--------------------------------------------------------------------------------
Malaysian Ringgit--9.8%
875,000    Commerce Asset Holdings (Financial Services)                5,233,978
364,000    Kim Hin Industry (Building Materials                        1,451,556
460,000    Rashid Hussain Berhad (Financial Services)                  1,591,048
1,245,000  Road Builder Berhad (Holding Company-Diversified)           4,483,520
496,000    UTD Engineers Berhad (Engineering)                          3,552,228
--------------------------------------------------------------------------------
                                                                      16,312,330
--------------------------------------------------------------------------------
Philippine Peso--5.4%
130,000    Advanced Semiconductor GDR (Electronics-Semiconductors)     1,950,000
18,286     Benpres Holdings Corp. GDR (Telecommunications)               137,145
306,588    Metropolitan Bank & Trust (Banking)                         5,981,041
13,000     Philippine Long Distance Telephone Co. ADR
           (Telecommunications)                                          905,384
--------------------------------------------------------------------------------
                                                                       8,973,570
--------------------------------------------------------------------------------
Singapore Dollar--7.3%
467,100    Far East Levingston Shipbuilding (Oil & Gas)                2,329,634
823,500    Overseas Union Bank (Banking)                               5,200,431

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)
July 31, 1995
(Unaudited)

-------------------------------------------------------------------------------

Shares     Description                                                    Value
===============================================================================
Common Stocks (continued)
Singapore Dollar (continued)
800        Singapore Press Holdings (Publishing)                   $     11,023
1,415,000  Straits Steamship Land (Real Estate)                       4,528,812
-------------------------------------------------------------------------------
                                                                     12,069,900
-------------------------------------------------------------------------------
South Korean Won--2.8%
5,320      Korea Mobile Telecommunications Corp.                      4,646,436
           (Telecommunications)
263        Samsung Electronics (Electronics)                             37,183
-------------------------------------------------------------------------------
                                                                      4,683,619
-------------------------------------------------------------------------------
Thai Baht--11.6%
4,199,300  Bangkok Metropolitan Bank PLC (Banking)                    4,873,810
2,421,000  Industrial Finance Corp. (Financial)                       6,551,171
804,200    Kiatnakin Finance & Securities PLC (Financial Services)    3,280,460
2,768,000  Siam Panich Leasing (Financial Services)                   4,555,574
-------------------------------------------------------------------------------
                                                                     19,261,015
-------------------------------------------------------------------------------
Total Common Stocks (Cost $139,393,384)                            $147,844,811
===============================================================================
Preferred Stocks--3.5%
Philippine Peso--3.5%
143,400    Philippine Long Distance
           Telephone 5.75% Convertible
           Preferred (Telecommunications)                          $  5,744,604
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $6,208,086)                           $  5,744,604
===============================================================================

Principal
Amount     Description                                                    Value
-------------------------------------------------------------------------------
Warrants--0.3%
Indian Rupee
75,000     Tata Engineering & Locomotive Company Ltd. GDR
           (Autos and Trucks)                                      $    487,500
-------------------------------------------------------------------------------
Total Warrants (Cost $110,550)                                     $    487,500
===============================================================================
Corporate Bonds--0.9%
$1,047,000 Kiatnakin Finance & Securities PLC
           Convertible 4.00%, 11/30/03                             $    879,480
1,012,000  UTD Engineers Berhad Convertible
           4.00%, 05/22/99                                              621,819
-------------------------------------------------------------------------------
Total Corporate Bonds
  (Cost $1,431,084)                                                $  1,501,299
===============================================================================
Short-Term Obligations--5.6%
$9,258,045 State Street Bank & Trust
           Euro-Time Deposit 5.75%, 08/01/95                       $  9,258,045
-------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $9,258,045)                                                $  9,258,045
===============================================================================
Total Investments
  (Cost $156,401,149)(a)                                           $164,836,259
===============================================================================
Federal Income Tax Information:
  Gross unrealized gain for investments in
    which value exceeds cost                                       $ 14,459,128
  Gross unrealized loss for investments in
    which cost exceeds value                                         (6,185,332)
-------------------------------------------------------------------------------
   Net unrealized gain                                             $  8,273,796
===============================================================================

(a)  The aggregate cost for federal income tax purposes is $156,498,213.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)
July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

Common and Preferred Stock Industry Concentrations
==================================================
Banking                                      14.0%
Real Estate                                  10.8%
Financial Services                           10.1%
Telecommunications                            8.2%
Utility                                       5.9%
Conglomerate                                  5.6%
Transportation-Air                            4.8%
Financial                                     4.0%
Engineering                                   3.9%
Manufacturing-Diversified Industrial          3.9%
Food Processing                               3.2%
Finance                                       3.1%
Holding Company-Diversified                   2.7%
Autos and Trucks                              2.6%
Breweries                                     2.4%
Life Insurance                                2.1%
Pharmaceuticals                               2.0%
Oil & Gas                                     1.4%
Electronics-Semiconductors                    1.2%
Building Materials                            0.9%
Electronics                                   0.1%
Publishing                                    0.1%
--------------------------------------------------
Total Common and Preferred Stocks            93.0%
==================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

                                                                                                 Goldman Sachs     Goldman Sachs
                                                                                                 Balanced Fund   Select Equity Fund
                                                                                                 ==================================
Assets:

Investments in securities, at value (identified cost $30,515,177, $113,391,835,
   $290,555,967, $867,920,619, $322,435,981, $240,850,902 and $156,401,149, respectively)         $31,929,574       $138,968,765
Cash                                                                                                   20,494             37,725
Receivables:
   Investment securities sold                                                                       1,654,917                 --
   Forward foreign currency exchange contracts                                                             --                 --
   Fund shares sold                                                                                   788,488            166,677
   Dividends and interest                                                                             165,589            145,667
Deferred organization expenses, net                                                                    56,412             25,099
Other assets                                                                                           45,295             24,050
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                       34,660,769        139,367,983
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Options written, at value (a)                                                                              --                 --
Payables:
   Investment securities purchased                                                                  4,522,868                 --
   Forward foreign currency exchange contracts                                                             --                 --
   Fund shares repurchased                                                                              2,236             55,146
   Investment advisory fees                                                                            11,674             46,378
   Administration fees                                                                                  3,502             17,392
   Distribution fees                                                                                       --             25,645
   Authorized dealer service fees                                                                       5,837             25,645
   Transfer agent fees                                                                                 35,784             56,608
Accrued expenses and other liabilities                                                                 78,928             39,828
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                   4,660,829            266,642
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in capital                                                                                    27,784,489        110,100,345
Accumulated undistributed net investment income (loss)                                                 92,753            728,121
Accumulated undistributed net realized gain (loss) on investment, option and futures
   transactions                                                                                       708,301          2,695,945
Accumulated net realized foreign currency gain                                                             --                 --
Net unrealized gain (loss) on investments, options and futures                                      1,414,397         25,576,930
Net unrealized gain on translation of assets and liabilities denominated in foreign currencies             --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                        $29,999,940       $139,101,341
===================================================================================================================================

                                                                                                              Class A  Institutional
                                                                                                             --------  -------------

Total shares of beneficial interest outstanding, $.001 par value (100,000,000 shares
   authorized)(b)                                                                              1,826,773     5,264,421   2,445,264
Net asset value and redemption price per share (net assets/shares outstanding)                    $16.42        $18.04      $18.06
===================================================================================================================================
Maximum public offering price per share (NAV x 1.0582)(c)                                         $17.38        $19.09      $18.06
===================================================================================================================================

(a)Premiums received are $1,758,487 and $65,448 for the Goldman Sachs Capital Growth Fund and the Goldman Sachs Small Cap Equity Fund, respectively.
(b)The Goldman Sachs Select Equity Fund Institutional share class has authorized shares of 50,000,000.
(c)The Goldman Sachs Select Equity Fund's Institutional shares maximum public offering price per share is equivalent to the net asset value per share.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
   Goldman Sachs              Goldman Sachs             Goldman Sachs                  Goldman Sachs              Goldman Sachs
Growth & Income Fund       Capital Growth Fund       Small Cap Equity Fund       International Equity Fund       Asia Growth Fund
===================================================================================================================================
   $324,949,279               $1,063,951,087              $296,194,568                   $265,787,295             $ 164,836,259
         63,994                       68,613                     7,860                             --                 2,080,351

             --                   30,638,738                 2,829,293                      1,864,765                 3,894,404
             --                           --                        --                        488,733                        --
      3,118,256                    2,231,043                   531,613                        808,145                 1,032,897
        401,852                      571,485                    38,897                        523,276                   152,445
         48,120                           --                    41,631                         41,026                   124,506
             --                        6,625                    12,655                             --                        --
-----------------------------------------------------------------------------------------------------------------------------------
    328,581,501                1,097,467,591               299,656,517                    269,513,240               172,120,862
-----------------------------------------------------------------------------------------------------------------------------------

             --                    1,438,125                        --                             --                        --

      3,926,140                   54,126,128                 1,240,575                             --                 5,799,403
             --                           --                        --                      2,429,068                        --
        242,819                   13,249,583                   268,396                        234,575                    55,135
        145,443                      663,302                   188,963                        170,505                   103,888
         39,666                      221,101                    62,986                         56,835                    34,630
             --                           --                        --                             --                        --
         66,110                      221,101                    62,986                         56,835                    34,630
        117,841                      243,820                   229,781                        189,553                    79,750
          7,213                       21,199                   149,817                        253,259                   224,085
-----------------------------------------------------------------------------------------------------------------------------------
      4,545,232                   70,184,359                 2,203,504                      3,390,630                 6,331,521
-----------------------------------------------------------------------------------------------------------------------------------
    279,376,544                  767,160,205               322,420,302                    230,050,883               160,091,510
        457,981                    3,479,902                  (721,126)                       823,303                 1,609,760

      9,808,432                   60,292,296                 1,929,802                    (14,579,950)               (4,851,489)
             --                           --                        --                     26,149,475                   561,703
     34,393,312                  196,350,829               (26,175,965)                     6,858,344                 7,934,180
             --                           --                        --                     16,820,555                   443,677
-----------------------------------------------------------------------------------------------------------------------------------
   $324,036,269               $1,027,283,232              $297,453,013                   $266,122,610             $ 165,789,341
===================================================================================================================================


     17,082,060                   60,777,258                16,803,939                     15,600,364                10,593,838
         $18.97                       $16.90                    $17.70                         $17.06                    $15.65
===================================================================================================================================
         $20.07                       $17.88                    $18.73                         $18.05                    $16.56
===================================================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Operations
For the Six Months Ended July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

                                                                             Goldman Sachs            Goldman Sachs
                                                                                Balanced               Select Equity
                                                                                  Fund                     Fund
                                                                             =======================================
Investment income:
Dividends (net of withholding taxes)(a)                                       $  110,609               $ 1,173,804
Interest                                                                         261,291                   100,137
--------------------------------------------------------------------------------------------------------------------
Total income                                                                     371,900                 1,273,941
--------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees (b)                                                      40,841                   253,505
Administration fees (b)                                                           12,252                   115,986
Distribution fees (c)                                                             10,103                   132,503
Authorized dealer service fees                                                    10,318                    48,815
Custodian fees                                                                    30,316                    27,885
Transfer agent fees                                                               40,882                    55,142
Professional fees                                                                 35,933                    23,426
Amortization of deferred organization expenses                                     6,660                    15,296
Director fees                                                                        560                     1,624
Other                                                                             13,766                    43,752
--------------------------------------------------------------------------------------------------------------------
Total expenses                                                                   201,631                   717,934
Less--expenses reimbursable by Goldman Sachs                                    (119,948)                  (24,050)
--------------------------------------------------------------------------------------------------------------------
Net expenses                                                                      81,683                   693,884
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                     290,217                   580,057
--------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                       708,166                 2,087,790
   Options transactions                                                               --                        --
   Futures transactions                                                               --                        --
   Foreign currency related transactions                                              --                        --
Net change in unrealized gain (loss) on:
   Investments                                                                 1,344,286                20,921,012
   Options                                                                            --                        --
   Translation of assets and liabilities denominated in foreign currencies            --                        --
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investment, option, futures and
   foreign currency transactions                                               2,052,452                23,008,802
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          $2,342,669               $23,588,859
====================================================================================================================

(a)For the Select Equity, Growth and Income, Small Cap Equity, International Equity and Asia Growth Funds taxes withheld were $20,635, $6,882, $11,864, $361,560 and $100,331.
(b)For the Select Equity Fund, the Advisor and Administrator each waived fees of $21,532.
(c)For the six months ended July 31, 1995, the distributor waived fees of $20,421, $85,724, $315,413, $1,195,769, $398,222, $340,358 and $181,136 for
   the Balanced, Select Equity, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------------------------------------
 Goldman Sachs        Goldman Sachs         Goldman Sachs            Goldman Sachs          Goldman Sachs
Growth & Income       Capital Growth       Small Cap Equity       International Equity       Asia Growth
     Fund                  Fund                  Fund                     Fund                  Fund
=============================================================================================================
   $3,241,111         $  5,664,862           $   431,994               $ 3,374,603           $ 2,262,656
      541,958            3,404,604             1,083,414                    71,562               453,425
--------------------------------------------------------------------------------------------------------
    3,783,069            9,069,466             1,515,408                 3,446,165             2,716,081
--------------------------------------------------------------------------------------------------------

      693,908            3,587,307             1,194,667                 1,021,074               543,411
      189,248            1,195,769               398,222                   340,358               181,137
      191,415              770,488               272,353                   228,691               114,156
      123,998              425,281               125,869                   111,667                66,980
       29,691               61,210                27,945                   345,030               155,921
      216,785              251,329               130,246                    68,362               100,495
       21,601               41,687                30,926                    43,758                33,362
        9,477               13,155                 9,268                     8,705                15,682
        2,592               14,353                 5,375                     5,077                 1,398
       59,019               80,010                41,663                    26,294                37,748
--------------------------------------------------------------------------------------------------------
    1,537,734            6,440,589             2,236,534                 2,199,016             1,250,290
           --                   --                    --                        --                    --
--------------------------------------------------------------------------------------------------------
    1,537,734            6,440,589             2,236,534                 2,199,016             1,250,290
--------------------------------------------------------------------------------------------------------
    2,245,335            2,628,877              (721,126)                1,247,149             1,465,791
--------------------------------------------------------------------------------------------------------


    9,642,411           56,748,352             6,479,817                (3,538,394)           (1,876,183)
       76,997                   --                    --                  (545,138)             (249,473)
           --                   --                    --                        --              (278,144)
           --                   --                    --                13,862,401               633,863

   34,785,308          142,264,910            22,660,675                23,537,040            23,223,340
      (76,997)             320,362                65,448                   901,802                    --
           --                   --                    --                 8,372,305               128,526
--------------------------------------------------------------------------------------------------------
   44,427,719          199,333,624            29,205,940                42,590,016            21,581,929
--------------------------------------------------------------------------------------------------------
  $46,673,054         $201,962,501           $28,484,814               $43,837,165           $23,047,720
========================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Six Months Ended July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------

                                                Goldman Sachs             Goldman Sachs
                                                  Balanced                Select Equity
                                                    Fund                      Fund
                                               ========================================
From operations:
Net investment income (loss)                     $   290,217              $    580,057
Net realized gain (loss) on investment, option
  and futures transactions                           708,166                 2,087,790
Net realized gain on foreign currency
  related transactions                                    --                        --
Net change in unrealized gain on
  investments, options and futures                 1,344,286                20,921,012
Net change in unrealized gain on
  translation of assets and liabilities
  denominated in foreign currencies                       --                        --
---------------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations                                       2,342,669                23,588,859
---------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                          (217,747)                       --
---------------------------------------------------------------------------------------
Total distributions to shareholders                 (217,747)                       --
---------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                 21,427,970                58,021,459
Reinvestment of dividends and distributions          196,693                        --
Cost of shares repurchased                        (1,259,213)              (37,476,486)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from share transactions                         20,365,450                20,544,973
---------------------------------------------------------------------------------------
Total increase (decrease)                         22,490,372                44,133,832

Net assets:
Beginning of period                                7,509,568                94,967,509
=======================================================================================
End of period                                    $29,999,940              $139,101,341
=======================================================================================
Accumulated undistributed net investment
  income (loss)                                  $    92,753              $    728,121
=======================================================================================
Summary of share transactions:
                                                                  Class A      Institutional
                                                                ------------   -------------
Shares sold                                        1,366,941       904,181       2,445,264
Reinvestment of dividends and distributions           12,512            --              --
Shares repurchased                                   (80,784)   (2,141,966)             --
--------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding      1,298,669    (1,237,785)      2,445,264
============================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------------------------------------
 Goldman Sachs        Goldman Sachs         Goldman Sachs            Goldman Sachs          Goldman Sachs
Growth & Income       Capital Growth       Small Cap Equity       International Equity       Asia Growth
     Fund                  Fund                  Fund                     Fund                  Fund
=============================================================================================================
   $  2,245,335       $    2,628,877        $   (721,126)             $  1,247,149          $  1,465,791
      9,719,408           56,748,352           6,479,817                (4,083,532)           (2,403,800)
             --                   --                  --                13,862,401               633,863
     34,708,311          142,585,272          22,726,123                24,438,842            23,223,340

             --                   --                  --                 8,372,305               128,526
--------------------------------------------------------------------------------------------------------
     46,673,054          201,962,501          28,484,814                43,837,165            23,047,720
--------------------------------------------------------------------------------------------------------

     (1,816,836)                  --                  --                        --                    --
--------------------------------------------------------------------------------------------------------
     (1,816,836)                  --                  --                        --                    --
--------------------------------------------------------------------------------------------------------

    102,097,485           76,450,174          32,261,803                19,074,752            46,004,241
      1,694,146                   --                  --                        --                    --
    (18,383,823)        (113,234,248)        (82,780,814)              (71,875,776)          (27,560,899)
 -------------------------------------------------------------------------------------------------------
     85,407,808          (36,784,074)        (50,519,011)              (52,801,024)           18,443,342
--------------------------------------------------------------------------------------------------------
    130,264,026          165,178,427         (22,034,197)               (8,963,859)           41,491,062

    193,772,243          862,104,805         319,487,210               275,086,469           124,298,279
========================================================================================================
   $324,036,269       $1,027,283,232        $297,453,013              $266,122,610          $165,789,341
========================================================================================================
   $    457,981       $    3,479,902        $   (721,126)             $    823,303          $  1,609,760
========================================================================================================


      5,756,404            4,956,954           1,901,872                 1,195,342             3,067,938
         95,503                   --                  --                        --                    --
     (1,037,033)          (7,228,297)         (4,887,354)               (4,535,105)           (1,812,094)
--------------------------------------------------------------------------------------------------------
      4,814,874           (2,271,343)         (2,985,482)               (3,339,763)            1,255,844
========================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1995

--------------------------------------------------------------------------------
                                                  Goldman Sachs  Goldman Sachs
                                                    Balanced     Select Equity
                                                    Fund(a)      Fund (Class A)
                                                 ===============================
From operations:
Net investment income (loss)                          $   46,198   $  1,229,019
Net realized gain (loss) on investment,
 option and futures transactions                             135      3,907,236
Net realized loss on foreign currency related
 transactions                                                 --             --
Net change in unrealized gain (loss) on
 investments, options and futures                         70,111     (6,127,762)
Net change in unrealized gain on translation of
 assets and liabilities denominated in foreign
 currencies                                                   --             --
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                         116,444       (991,507)
--------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                               (31,952)    (1,194,733)
In excess of net investment income                            --             --
From net realized gain on investment, option and
 futures transactions                                         --     (5,666,531)
In excess of net realized gains                               --             --
--------------------------------------------------------------------------------
Total distributions to shareholders                      (31,952)    (6,861,264)
--------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                      7,557,294     22,943,423
Reinvestment of dividends and distributions               29,834      6,328,837
Cost of shares repurchased                              (162,052)   (19,220,744)
--------------------------------------------------------------------------------
Net increase in net assets resulting from share
 transactions                                          7,425,076     10,051,516
--------------------------------------------------------------------------------
Additional paid-in-capital                                    --             --
--------------------------------------------------------------------------------
Total increase                                         7,509,568      2,198,745
Net assets:
Beginning of year                                             --     92,768,764
--------------------------------------------------------------------------------
End of year                                           $7,509,568   $ 94,967,509
================================================================================
Accumulated undistributed (distributions in excess
 of) net investment income                            $   20,283   $    148,064
================================================================================
Summary of share transactions:
Shares sold                                              537,644      1,499,807
Reinvestment of dividends and distributions                2,141        430,647
Shares repurchased                                       (11,681)    (1,250,288)
--------------------------------------------------------------------------------
Net increase in shares outstanding                       528,104        680,166
================================================================================

(a) For the period from October 12, 1994 (commencement of operations) to January 31, 1995.
(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
 Goldman Sachs   Goldman Sachs   Goldman Sachs   Goldman Sachs  Goldman Sachs
Growth & Income  Capital Growth    Small Cap     International   Asia Growth
     Fund             Fund        Equity Fund     Equity Fund      Fund(b)
================================================================================
  $1,435,147     $   1,436,995    $ (1,802,810)  $  1,275,871   $  1,009,860
   3,170,626        56,963,691      10,050,260       (787,439)    (2,447,689)
          --                --              --    (15,347,388)       (72,160)
  (2,594,309)      (98,546,227)    (74,013,642)   (56,248,493)   (15,289,160)

          --                --              --     15,093,970        315,151
--------------------------------------------------------------------------------
   2,011,464       (40,145,541)    (65,766,192)   (56,013,479)   (16,483,998)
--------------------------------------------------------------------------------
  (1,435,147)         (647,525)             --             --       (883,487)
    (750,732)               --              --             --             --
  (3,710,152)      (94,255,733)    (13,272,809)   (11,299,568)            --
          --                --      (4,550,015)            --             --
--------------------------------------------------------------------------------
  (5,896,031)      (94,903,258)    (17,822,824)   (11,299,568)      (883,487)
--------------------------------------------------------------------------------
 179,853,719       220,153,475     198,396,818    145,195,062    148,278,779
   5,475,966        85,073,760      16,371,394      9,972,049        793,314
 (29,980,986)     (141,755,523)    (72,766,153)   (81,858,604)    (7,406,329)
--------------------------------------------------------------------------------
 155,348,699       163,471,712     142,002,059     73,308,507    141,665,764
--------------------------------------------------------------------------------
     779,879                --              --             --             --
--------------------------------------------------------------------------------
 152,244,011        28,422,913      58,413,043      5,995,460    124,298,279

  41,528,232       833,681,892     261,074,167    269,091,009             --
--------------------------------------------------------------------------------
$193,772,243     $ 862,104,805    $319,487,210   $275,086,469   $124,298,279
================================================================================
$     29,482     $     851,025              --   $   (423,846)  $    143,969
================================================================================

  11,178,610        14,260,854      10,110,654      8,468,691      9,803,931
     355,278         5,913,973         971,295        655,625         52,995
  (1,896,509)       (9,348,284)     (3,925,959)    (5,047,356)      (518,932)
--------------------------------------------------------------------------------
   9,637,379        10,826,543       7,155,990      4,076,960      9,337,994
================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
July 31, 1995
(Unaudited)

--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Equity Portfolios, Inc. (the "Company") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Company consists of seven funds: Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund"), collectively, "the Funds." Balanced Fund, Select Equity Fund, Growth and Income Fund and Capital Growth Fund are diversified portfolios whereas Small Cap Equity Fund, International Equity Fund and Asia Growth Fund are non-diversified portfolios. The Select Equity Fund currently offers two classes of shares - Class A shares and Institutional shares.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Company which are in conformity with those generally accepted in the investment company industry:

A.  Investment Valuation
------------------------

Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued at their last sale or closing price on the principal exchange on which they are traded or NASDAQ, on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
-------------------------------------------------

Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities which are not known on the ex-dividend date are recorded as soon as the Fund is informed of the dividend. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued, premium amortized and discount earned. The Balanced Fund does not amortize premiums. In addition, net realized capital gains on securities in certain countries gives rise to capital gains taxes. It is the fund's policy to provide a reserve against net unrealized gains for capital gains taxes on certain foreign securities held by the fund. The Asia Growth Fund paid $135,905 of capital gains taxes on gains realized on the sale of certain foreign securities during the six months ended July 31, 1995. As of July 31, 1995, a reserve of $64,250 for capital gains taxes is netted against unrealized gains and included in Accrued expenses-other of Asia Growth's Statement of Assets and Liabilities.

C.  Foreign Currency Translations
---------------------------------

The books and records of the Company are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis:
(i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

  Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

D.  Forward Foreign Currency Exchange Contracts
-----------------------------------------------

Certain of the Funds are authorized to enter into forward foreign exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The aggregate principal amounts of the contracts for which delivery is anticipated are reflected in the funds' accounts, while the aggregate principal amounts are reflected net in the accompanying Statements of Assets and Liabilities. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the funds' financial statements. The funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E.  Federal Taxes
-----------------

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to their shareholders. Accordingly, no federal tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

  At October 31, 1994 (the Company's tax year end), Asia Growth had approximately $184,000 of capital loss carryforward expiring in 2002 for federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

F.  Deferred Organization Expenses
----------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

G.  Expenses
------------

Expenses incurred by the Company which do not specifically relate to an individual fund of the Company are allocated to the funds based on each fund's relative average net assets for the period.

  For the Select Equity Fund, shareholders of Class A shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. The Class A and Institutional shareholders separately bear transfer agency fees.

H.  Option Accounting Principles
--------------------------------

When certain of the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the funds enter into a closing purchase transaction, the funds realize a gain or loss without regard to any

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
July 31, 1995
(Unaudited)
--------------------------------------------------------------------------------

unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the funds purchase upon exercise. In the case of index options, there is a risk of loss from a change in value of such options which may exceed the related premiums received.

  Upon the purchase of a call option or a protective put option by the Funds the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the funds have purchased expires on the stipulated expiration date, the funds will realize a loss in the amount of the cost of the option. If the funds enter into a closing sale transaction, the funds will realize a gain or loss, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If the funds exercise a purchased put option, the funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid.
If the funds exercise a purchased call option, the cost of the security which the funds purchase upon exercise will be increased by the premium originally paid.

I.  Futures Contracts
---------------------
The Funds may enter into financial futures contracts for hedging purposes. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the underlying index, and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When entering into a closing transaction, for book purposes, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods approved by the Board of Directors of the Company.

  Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contract that may not directly correlate with changes in the value of the underlying securities, or that the counterparty to a contract may default on its obligations to perform.

3.  Agreements

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser to the Balanced, Growth and Income, Small Cap Equity and International Equity Funds; Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, acts as investment adviser to the Select Equity and Capital Growth Funds; and Goldman Sachs Asset Management International ("GSAM International") acts as investment adviser to the Asia Growth Fund. GSAM International also acts as subadviser to the International Equity Fund. Under the Investment Advisory and Subadvisory Agreements, GSAM, GSFM and GSAM International, subject to the general supervision of the Company's Board of Directors, manage the Company's portfolios. With regard to the Asia Growth Fund, GSAM International relies on the asset management division of its Hong Kong affiliate, Goldman Sachs (Asia) Limited, for portfolio decisions and management. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .50%, .55%, .75% and .25% of the average daily net assets of the Balanced, Growth and Income, Small Cap Equity and International Equity Funds, respectively. GSFM is entitled

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
to a fee of .50% and .75% of the average daily net assets of the Select Equity and Capital Growth Funds, respectively. For the Select Equity Fund, GSFM is currently imposing its advisory fee at the annual rate of .40% of average daily net assets. GSFM may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. GSAM International is entitled to an advisory fee for the Asia Growth Fund and a subadvisory fee for the International Equity Fund of .75% and .50% of the average daily net assets for those funds, respectively.

  GSAM also acts as the Funds' administrator pursuant to Administration Agreements. Under these Administration Agreements, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreements, GSAM is entitled to a fee of .15% of the average daily net assets of the Balanced and Growth and Income Funds, and .25% of the average daily net assets of the Select Equity, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds. For the Select Equity Fund, GSAM is currently imposing its administration fee at the annual rate of .15% of average daily net assets. GSAM may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

  Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" for the Balanced, Select Equity, Growth and Income and Asia Growth Funds (excluding advisory, administration, distribution and authorized dealer service fees and litigation, indemnification, taxes, interest, brokerage commissions and extraordinary expenses and with respect to the Select Equity Fund, transfer agent fees) until further notice to the extent such expenses exceed .10%, .06%, .30% and .65% of the average daily net assets of the funds, respectively. The amounts reimbursable to the Balanced and Select Equity Funds at July 31, 1995 were approximately $45,000 and $24,000, respectively, and are reflected in "Other Assets" in the accompanying Statements of Assets and Liabilities.

  Goldman Sachs serves as the Distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the sales load imposed on the sale of fund shares and has advised the Company that it retained approximately $1,000, $38,000, $438,000, $328,000, $176,000, $108,000 and
$189,000 during the six months ended July 31, 1995 for the Balanced, Select Equity Class, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

  The Company, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% of a Fund's average daily net assets (or, in the case of Select Equity Fund, the average daily net assets attributable to Class A shares). Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for each Fund (other than the Select Equity Fund). Effective June 1, 1995, each Fund's Distribution Plan was amended to reduce the contractual fee from .50% to .25% of average daily net assets and to eliminate the provision of certain services under the Distribution Plan which are currently provided under the Authorized Dealer Service Plan.

  Effective June 1, 1995, the Company on behalf of each Fund adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal to an annual basis of .25% of its average daily net assets (or, in the case of Select Equity Fund, the average daily net assets attributable to Class A shares). Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
July 31, 1995
(Unaudited)
--------------------------------------------------------------------------------

4.  Portfolio Securities Transactions

Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options written) for the six months ended July 31, 1995, were as follows:

                                                                    Sales or
Fund                                      Purchases                Maturities
=====                                    ===========              ============
Balanced                                $ 39,905,390              $ 21,063,467
Select Equity                             49,806,916                29,943,957
Growth and Income                        187,823,825               115,911,425
Capital Growth                           112,697,257               228,906,816
Small Cap Equity                          85,307,105               143,944,537
International Equity                      90,232,222               140,974,601
Asia Growth                              105,786,918                83,188,307

  Included in the above amounts were purchases and proceeds of sales or maturities of governmental securities (excluding short-term investment and options) for the Balanced Fund in the amounts of $19,445,085 and $16,572,696, respectively.

  For the six months ended July 31, 1995, written option transactions in the Growth and Income Fund were as follows:


                                                           Call Options
                                                    ===========================
                                                     Number of        Premiums
Options Written                                      Contracts        Received
-------------------------------------------------------------------------------
Balance outstanding,
 beginning of period                                      200          $76,997
Options written                                            --               --
Options expired                                          (200)         (76,997)
Options exercised                                          --               --
-------------------------------------------------------------------------------
Balance outstanding,
 end of period                                             --          $    --
===============================================================================

For the six months ended July 31, 1995, written option transactions in the Capital Growth Fund were as follow:

                                                           Call Options
                                                    ===========================
                                                     Number of        Premiums
Options Written                                      Contracts        Received
-------------------------------------------------------------------------------
Balance outstanding,
 beginning of period                                       --       $       --
Options written                                         8,850        1,758,487
Options expired                                            --               --
Options exercised                                          --               --
-------------------------------------------------------------------------------
Balance outstanding,
 end of period                                          8,850       $1,758,487
===============================================================================

  For the six months ended July 31, 1995, written option transactions in the Small Cap Equity Fund were as follows:

                                                           Call Options
                                                    ===========================
                                                     Number of        Premiums
Options Written                                      Contracts        Received
-------------------------------------------------------------------------------
Balance outstanding,
 beginning of period                                      --        $       --
Options written                                          900            65,448
Options expired                                           --                --
Options exercised                                         --                --
-------------------------------------------------------------------------------
Balance outstanding,
 end of period                                           900           $65,448
===============================================================================

  For the six months ended July 31, 1995, purchased option transactions in the International Equity Fund were as follows:

Options Purchased                                                     Cost
-------------------------------------------------------------------------------
Balance outstanding, beginning of period                          $ 8,340,192
Options purchased                                                          --
Options expired                                                      (545,138)
Options sold                                                               --
-------------------------------------------------------------------------------
Cost at end of period                                               7,795,054
Unrealized loss                                                    (7,786,881)
-------------------------------------------------------------------------------
Value at end of period                                            $     8,173
===============================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  For the six months ended July 31, 1995, written and purchased option transactions in the Asia Growth Fund were as follows:

                                                           Put Options
                                                    ===========================
                                                     Number of        Premiums
Options Written                                      Contracts        Received
-------------------------------------------------------------------------------
Balance outstanding,
 beginning of period                                   12,700        $ 180,767
Options written                                            --               --
Options expired                                       (12,700)        (180,767)
Options exercised                                          --               --
-------------------------------------------------------------------------------
Balance outstanding,
 end of period                                             --        $      --
===============================================================================
Options Purchased                                                        Cost
-------------------------------------------------------------------------------
Balance outstanding, beginning of period                             $      --
Options purchased                                                      472,040
Options expired                                                             --
Options sold                                                          (472,040)
-------------------------------------------------------------------------------
Value at end of period                                               $      --
===============================================================================

  Certain risks arise related to call and put options from the possible inability of counterparties to meet terms of their contracts.

  At July 31, 1995, the International Equity Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies.

  The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  At July 31, 1995, the International Equity Fund had sufficient cash and securities to cover any commitments under these contracts which were as follows:

-------------------------------------------------------------------------------
  Foreign Currency        Value on                             Unrealized
   Sale Contracts      Settlement Date      Current Value      Gain (Loss)
-------------------------------------------------------------------------------
Belgian Franc
 expiring 9/8/95         $   5,835,751       $  5,961,426       $   (125,675)

Deutschemark
 expiring 9/18/95           24,177,576         24,100,148             77,428
 expiring 9/18/95           13,820,000         14,264,980           (444,980)
 expiring 9/18/95            7,129,074          7,254,397           (125,323)
 expiring 9/18/95            2,608,320          2,602,091              6,229

French Franc
 expiring 9/11/95            5,510,000          5,890,014           (380,014)

Hong Kong Dollar
 expiring 10/18/95          12,576,034         12,580,683            (4,649)
 expiring 8/1/95             1,034,367          1,034,447               (80)

Japanese Yen
 expiring 10/17/95          40,102,758         39,949,301           153,457

Swedish Krona
 expiring 11/7/95           14,773,507         15,204,466          (430,959)
-------------------------------------------------------------------------------
Total Foreign Currency
 Sale Contracts           $127,567,387       $128,841,953       $(1,274,566)
===============================================================================
-------------------------------------------------------------------------------
 Foreign Currency         Value on                             Unrealized
Purchase Contracts     Settlement Date      Current Value      Gain (Loss)
-------------------------------------------------------------------------------
Deutschemark
 expiring 9/8/95           $ 5,836,640        $ 5,970,706       $   134,066
 expiring 11/7/95           14,743,548         14,753,168             9,620

Japanese Yen
 expiring 10/27/95          13,450,000         13,311,587          (138,413)
-------------------------------------------------------------------------------
Total Foreign Currency
 Purchase Contracts        $34,030,188        $34,035,461       $     5,273
===============================================================================

  The International Equity Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $488,733 and $2,429,068, respectively, in the accompanying Statements of Assets and Liabilities. Included in these

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
July 31, 1995
(Unaudited)
--------------------------------------------------------------------------------

amounts are $107,933 and $778,975, respectively, related to forward contracts closed but not settled as of July 31, 1995.

  For the six months ended July 31, 1995, Goldman Sachs earned approximately $2,000, $56,000, $86,000, $7,000, $12,000 and $18,000 of brokerage commissions from portfolio transactions executed on behalf of the Balanced, Growth and Income, Capital Growth, Small Cap, International Equity and Asia Growth Funds, respectively.

5.  Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Company's custodian, or at sub-custodians. Goldman Sachs monitors the market value of the underlying securities by pricing them daily.

6.  Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSAM or GSFM transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At July 31, 1995, the Balanced, Select Equity, Growth and Income, Capital Growth and Small Cap Equity Funds had a .36%, .31%, 2.15%, 14.63% and 1.69%, respectively, undivided interest in the repurchase agreements in the following joint account which equaled $4,200,000, $3,600,000, $24,800,000, $168,400,000 and $19,400,000, respectively, in principal amount. At July 31, 1995, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

-------------------------------------------------------------------------------
Principal          Interest           Maturity                   Amortized
 Amount              Rate               Date                       Cost
===============================================================================
Lehman Government Securities, dated 07/31/95,
  repurchase price $450,073,438 (U.S. Treasury
  Notes: $441,483,578, 4.37%-8.75%,
  08/15/96-05/15/02; U.S. Treasury Principal-
  Only Strips: $17,361,643, 7.50%-8.00%,
  02/15/01-05/15/02)
$450,000,000         5.88%             08/01/95               $  450,000,000

Nomura Securities International, Inc., dated
  07/31/95, repurchase price $400,065,000
  (FHLMC Gold, $269,147,917,  7.00%-9.00%,
  02/01/02-07/01/25; FNMA, $142,751,971,
  6.00%-7.50%, 10/01/08-06/01/09)
 400,000,000         5.85%             08/01/95                  400,000,000

Salomon Brothers, Inc., dated 07/31/95,
  repurchase price $301,048,913 (U.S.
  Treasury Interest-Only Strips: $108,618,956,
  02/15/98-02/15/99; U.S. Treasury  Principal-
  Only Strips: $198,627,836, 8.13%-8.88%,
  02/15/98-02/15/99)
 301,000,000         5.85%             08/01/95                  301,000,000
-------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                      $1,151,000,000
===============================================================================

7.  Other Matters

During the year ended January 31, 1995, GSAM contributed additional paid-in capital to the Growth and Income Fund of approximately $780,000 for the purpose of correcting an administrative error.

  During the year ended January 31, 1995, the Capital Growth Fund paid approximately $12,650,000 of redemption proceeds in kind. The related securities were contributed by the redeeming shareholders for shares of a fund advised by GSAM International.


8.  Subsequent Events

On August 1, 1995, the Capital Growth Fund, in an interportfolio trade, transferred securities valued at approximately $105,460,000 to the Goldman Sachs Mid-Cap Equity Fund related to shareholder exchanges into such fund.

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
Goldman Sachs Balanced Fund

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Distributions to
                                           Income from investment operations           shareholders
                                       ----------------------------------------- -------------------------
                                                     Net realized
                             Net asset              and unrealized  Total income   From          Total                    Net asset
                               value,      Net         gain on         from         net      distributions  Net increase   value,
                             beginning  investment   investment     investment   investment       to          in net       end of
                             of period    income    transactions    operations     income     shareholders  asset value    period

                            =======================================================================================================
For the Six Months Ended July 31, (unaudited)
============================================
1995 ....................     $14.22      $0.22        $2.18           $2.40        $(0.20)     $(0.20)       $2.20        $16.42

For the Period Ended January 31,
================================
1995/d/..................      14.18       0.10         0.02            0.12         (0.08)      (0.08)        0.04         14.22
                                                                                                         Ratios assuming no
                                                                                                         voluntary waiver of
                                                                                                         distribution fees or
                                                                                                         expense limitations
                                                                                                      ===========================
                                           Ratio of      Ratio of net                                                Ratio of net
                                             net          investment                                    Ratio of      investment
                                          expenses to      income to                   Net assets at   expenses to   income(loss)
                             Total        average net     average net     Portfolio    end of period     average      to average
                             return /a/     assets          assets      turnover rate     (in 000s)    net assets    net assets
                            ====================================================================================================
For the Six Months Ended July 31, (unaudited)
============================================

1995.....................   16.96%/b/       1.00%/c/       3.55%/c/     136.11%/b/        $30,000        2.72%/c/     1.83%/c/

For the Period Ended January 31,
================================
1995/d/..................    0.87/b/        1.00/c/        3.39/c/       14.71/b/           7,510        8.29/c/     (3.90)/c/
--------------------

/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.

/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from October 12, 1994 (commencement of operations) to January 31, 1995.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Goldman Sachs Select Equity Fund

--------------------------------------------------------------------------------


                                         Income (loss) from                      Distributions to
                                        investment operations                      shareholders
                                ===================================== ====================================
                                           Net realized                              From
                                          and unrealized                         net realized
                     Net asset            gain (loss) on Total income    From       gain on       Total      Net increase  Net asset
                       value,     Net      investments,  (loss) from     net      investment  distributions   (decrease)    value,
                     beginning investment  options and    investment  investment  and futures      to           in net      end of
                     of period   income      futures      operations    income   transactions  shareholders  asset value    period
                     ==============================================================================================================
For the Periods Ended July 31, (unaudited)
==========================================
1995 - Class A shares..  $14.61  $0.11       $ 3.32        $ 3.43       $  --       $  --         $  --       $ 3.43        $18.04
1995 - Institutional
 shares/d/.............   16.97   0.01         1.08          1.09          --          --            --         1.09         18.06

For the Year Ended January 31,
==============================
1995 - Class A shares..   15.93   0.20        (0.38)        (0.18)      (0.20)      (0.94)        (1.14)       (1.32)        14.61
1994 - Class A shares..   15.46   0.17         2.08          2.25       (0.17)      (1.61)        (1.78)        0.47         15.93
1993 - Class A shares..   15.05   0.22         0.41          0.63       (0.22)         --         (0.22)        0.41         15.46

For the Period Ended January 31,
================================
1992 - Class A shares/e/  14.17   0.11         0.88          0.99       (0.11)         --         (0.11)        0.88         15.05

                                                                                                       Ratios assuming no
                                                                                                       voluntary waiver of
                                                                                                             fees or
                                                                                                       expense limitations
                                                                                                   ===========================
                                               Ratio of    Ratio of net                                          Ratio of net
                                                  net       investment                              Ratio of      investment
                                              expenses to   income to    Portfolio  Net assets at  expenses to      income
                                    Total     average net  average net   turnover   end of period    average      to average
                                  return /a/    assets        assets       rate       (in 000s)     net assets    net assets
                                  ============================================================================================
For the Periods Ended July 31, (unaudited)
==========================================
1995 - Class A shares..             23.48%/b/   1.28%/c/      1.06%/c/    27.65%/b/    $ 94,944       1.56%/c/       0.78%/c/
1995 - Institutional
 shares/d/.............              6.42/b/     0.65/c/      0.88/c/     27.65/b/       44,157       0.96/c/        0.57/c/

For the Year Ended January 31,
==============================
1995 - Class A shares..             (1.10)       1.38         1.33        56.18          94,968         1.63         1.08
1994 - Class A shares..             15.12        1.42         0.92        87.73          92,769         1.67         0.67
1993 - Class A shares..              4.30        1.28         1.30       144.93         117,757         1.53         1.05

For the Period Ended January 31,
================================
1992 - Class A shares/e/             7.01/b/     1.57/c/      1.24/c/    135.02/c/      151,142         1.82/c/      0.99/c/
--------------------

/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ Institutional shares commenced operations on June 15, 1995.
/(e)/ For the period from May 24, 1991 (commencement of operations) to January 31, 1992.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Goldman Sachs Growth and Income Fund

--------------------------------------------------------------------------------

                                                  Income from investment
                                                       operations                        Distributions  to  shareholders
                                          =====================================  =================================================
                                                      Net realized    Total                   From net
                                Net asset            and unrealized   income                realized gain In excess      Total
                                value at     Net        gain on        from       From net  on investment  of net    distributions
                                beginning investment  investments    investment  investment  and option   investment      to
                                of period   income    and options    operations    income   transactions    income    shareholders
                               ===================================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995.....................       $15.80      $0.17        $3.13         $3.30      $(0.13)      $  --        $  --       $(0.13)

For the Year Ended January 31,
==============================
1995.....................        15.79       0.20/d/      0.30/d/       0.50       (0.20)      (0.33)       (0.07)       (0.60)

For the Period Ended January 31,
================================
1994/e/..................        14.18       0.15         1.68          1.83       (0.15)      (0.06)       (0.01)       (0.22)

                                                                                               Ratio of
                                                                        Net asset                net
                                              Additional  Net increase   value at             expenses to
                                               paid-in      in net        end of   Total      average net
                                               capital    asset value     period  return/a/     assets
                                             =============================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995.....................                     $  --         $3.17          $18.97   20.91%/b/   1.22%/c/

For the Year Ended January 31,
==============================
1995.....................                      0.11/d/       0.01           15.80    3.97       1.25

For the Period Ended January 31,
================================
1994/e/..................                        --          1.61           15.79   13.08/b/    1.25/c/

                                                                                      Ratios assuming no
                                                                                      voluntary waiver of
                                                                                       distribution fees
                                                                                     and expense limitations
                                                                                    ==========================

                                          Ratio of net                                            Ratio of net
                                           investment                                Ratio of      investment
                                           income to     Portfolio  Net assets at   expenses to   income (loss)
                                          average net    turnover   end of period     average      to average
                                            assets         rate       (in 000's)     net assets    net assets
                                         =====================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995.....................                   1.78%/c/     48.69%/b/     $324,036        1.47%/c/     1.53%/c/

For the Year Ended January 31,
==============================
1995.....................                   1.28         71.80          193,772        1.58         0.95

For the Period Ended January 31,
================================
1994/e/..................                   1.23/c/     102.23/b/        41,528        3.24/c/     (0.76)/c/


/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account. For the year ended January 31, 1995, total return, excluding additional paid in capital, would have been 3.34%.

/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ Calculated based on the average shares outstanding methodology. /(e)/ For the period from February 5, 1993 (commencement of operations) to
      January 31, 1994.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Goldman Sachs Capital Growth Fund

--------------------------------------------------------------------------------

                                Income (loss) from investment
                                       operations                                  Distributions  to shareholders
                           =======================================   =================================================
                                       Net realized    Total
                                      and unrealized  income                  From net
                Net asset             gain (loss) on  (loss)                realized gain   In excess                  Net increase
                value at      Net      investments,    from      From net   on investments,  of net        Total        (decrease)
                beginning  investment  options and   investment investment     options      investment  distributions     in net
                of period    income      futures     operations   income     and futures     income    to shareholders  asset value
                ===================================================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995 .........   $13.67      $0.04       $ 3.19        $ 3.23     $  --        $  --         $  --        $  --          $ 3.23

For the Year Ended January 31,
==============================
1995 .........    15.96       0.03        (0.69)        (0.66)    (0.01)       (1.62)           --        (1.63)          (2.29)
1994 .........    14.64       0.02         2.40          2.42     (0.01)       (1.07)        (0.02)       (1.10)           1.32
1993 .........    13.65       0.06         2.28          2.34     (0.07)       (1.28)           --        (1.35)           0.99
1992 .........    11.10       0.28         2.90          3.18     (0.31)       (0.32)           --        (0.63)           2.55

For the Period Ended January 31,
================================
1991/d/ .......   11.34       0.34        (0.27)         0.07     (0.31)          --            --        (0.31)          (0.24)

                                                         Ratio of      Ratio of net
                                 Net asset                net           investment
                                  value,               expenses to       income to    Portfolio   Net assets at
                                  end of       Total   average net      average net    turnover   end of period
                                  period     return/a/   assets           assets         rate       (in 000's)
                                ================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995 ......................      $16.90      23.63%/b/    1.35%/c/       0.55%/c/      13.26%/b/    $1,027,283

For the Year Ended January 31,
==============================
1995 ......................       13.67      (4.38)       1.38           0.16          38.36           862,105
1994 ......................       15.96      16.89        1.38           0.13          36.12           833,682
1993 ......................       14.64      18.01        1.41           0.42          58.93           665,976
1992 ......................       13.65      29.31        1.53           2.09          48.93           500,307

For the Period Ended January 31,
================================
1991/d/ ...................       11.10       0.84/b/     1.27/b/       3.24/b/        35.63/b/        437,533

                                                          Ratios assuming no
                                                          voluntary waiver of
                                                           distribution fees
                                                       ===========================
                                                                      Ratio of net
                                                         Ratio of      investment
                                                        expenses to   income (loss)
                                                          average      to average
                                                        net assets     net assets
                                                      ============================
For the Six Months Ended July 31, (unaudited)
=============================================
1995 ...............................                     1.60%/c/       0.30%/c/

For the Year Ended January 31,
==============================

1995 ...............................                     1.63          (0.09)
1994 ...............................                     1.63          (0.12)
1993 ...............................                     1.66           0.17
1992 ...............................                     1.78           1.84

For the Period Ended January 31,
================================
1991/d/ ............................                     1.47/b/        3.04/b/

--------------------

/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from April 20, 1990 (commencement of operations) to January 31, 1991.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Goldman Sachs Small Cap Equity Fund

--------------------------------------------------------------------------------

                                        Income (loss) from investment
                                               operations                               Distributions  to shareholders
                                ==========================================  ======================================================
                                                                                          From         In excess of
                                             Net realized                                  net          realized
                                             and unrealized                           realized gain     gains on
                      Net asset    Net       gain (loss) on   Total income   From     on investment,   investment,       Total
                        value,  investment    investments,    (loss) from     net      option and      option and    distributions
                      beginning   income      options and      investment  investment   futures          futures          to
                      of period   (loss)        futures        operations    income   transactions    transactions    shareholders
                      ============================================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995................   $16.14    $(0.06)        $ 1.62         $ 1.56        $  --       $  --           $  --          $  --

For the Year Ended January 31,
==============================
1995................    20.67     (0.07)         (3.53)         (3.60)           --       (0.69)          (0.24)         (0.93)
1994................    16.68     (0.04)          5.03           4.99            --       (1.00)             --          (1.00)

For the Period Ended January 31,
================================
1993/d/.............    14.18      0.03           2.50           2.53         (0.03)         --              --          (0.03)

                                                                                         Ratio of
                                                                                           net
                                                                           Ratio of     investment
                                      Net increase   Net asset                net         income
                                       (decrease)     value,              expenses to   (loss) to   Portfolio     Net assets
                                         in net       end of     Total    average net    average    turnover   at end of period
                                      asset value     period    return/a/   assets     net assets     rate        (in 000's)
                                     ===========================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995 .........................          $ 1.56       $17.70      9.67%/b/   1.40%/c/    (0.45)%/c/   28.01%/b/     $297,453

For the Year Ended January 31,
==============================
1995 .........................           (4.53)       16.14    (17.53)      1.53        (0.53)       43.67%        319,487
1994 .........................            3.99        20.67     30.13       1.60        (0.45)       56.81         261,074

For the Period Ended January 31,
================================
1993/d/ ......................            2.50        16.68     17.86/b/    1.65/c/      0.62/c/      7.12/c/       59,339

                                                         Ratios assuming no
                                                         voluntary waiver of
                                                         distribution fees
                                                     ============================
                                                                       Ratio of
                                                                         net
                                                       Ratio of        investment
                                                      expenses to        loss
                                                        average        to average
                                                      net assets       net assets
                                                     ============================
For the Six Months Ended July 31, (unaudited)
=============================================
1995 ......................................           1.65%/c/         (0.70)%/c/

For the Year Ended January 31,
==============================
1995 ......................................           1.78             (0.78)
1995 ......................................           1.85             (0.70)

For the Period Ended January 31,
================================
1993/d/ ...................................           2.70/c/          (0.43)/c/

--------------------

/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from October 22, 1992 (commencement of operations) to January 31, 1993.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Goldman Sachs International Equity Fund

--------------------------------------------------------------------------------

                                             Income (loss) from investment
                                                     operations                               Distributions  to shareholders
                                ======================================================== =========================================
                                                             Net realized                               From
                                             Net realized    and unrealized                              net
                                             and unrealized   gain (loss)                           realized gain
                      Net asset    Net       gain (loss) on   on foreign    Total income   From     on investment,       Total
                        value,  investment    investments,     currency     (loss) from     net      option and      distributions
                      beginning   income      options and      related       investment  investment   futures             to
                      of period   (loss)        futures      transactions    operations    income   transactions      shareholders
                      ============================================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995.................  $14.52     $ 0.10        $ 1.17          $ 1.27         $ 2.54      $  --       $  --           $  --

For the Year Ended January 31,
==============================
1995.................   18.10       0.06         (3.04)          (0.01)         (2.99)        --       (0.59)          (0.59)
1994.................   14.35       0.05          4.08           (0.38)          3.75         --          --              --

For the Period Ended January 31,
================================
1993/d/..............   14.18      (0.01)         0.29           (0.11)          0.17         --          --              --

                                                                        Ratio of net
                          Net                             Ratio of      investment
                       increase   Net asset                 net           income
                      (decrease)    value,               expenses to     (loss) to    Portfolio   Net assets at
                     in net asset   end of    Total      average net    average net   turnover    end of period
                        value       period   return/a/     assets         assets        rate        in (000s)
                     ==========================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995.................  $ 2.54       $17.06     17.49%/b/    1.62%/c/      0.92%/c/     33.37%/b/     $266,123

For the Year Ended January 31,
==============================
1995.................   (3.58)       14.52    (16.65)       1.73          0.40         84.54          275,086
1994.................    3.75        18.10     26.13        1.76          0.51         60.04          269,091

For the Period Ended January 31,
================================
1993/d/..............    0.17        14.35      1.23/b/     1.80/c/      (0.42)/c/      0.00           66,063

                            Ratios assuming no
                            voluntary waiver of
                            distribution fees
                          and expense limitations
                        ---------------------------
                                        Ratio of
                                     net investment
                        Ratio of         income
                        expenses         (loss)
                        to average     to average
                        net assets     net assets
                        ===========================
For the Six Months Ended July 31, (unaudited)
=============================================
1995.................    1.87%/c/       0.67%/c/

For the Year Ended January 31,
==============================
1995.................    1.98           0.15
1994.................    2.01           0.26

For the Period Ended January
============================
1993/d/..............    2.58/c/       (1.20)/c/

-------------------
/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from December 1, 1992 (commencement of operations) to January 31, 1993.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Goldman Sachs Asia Growth Fund

--------------------------------------------------------------------------------

                                            Income (loss)
                                       from investment operations                       Distributions to shareholders
                                ==========================================              =============================
                                                             Net realized
                                                            and unrealized                                                Net
                                                               gain on                                                  increase
                      Net asset                   Net          foreign      Total gain                   Total         (decrease)
                        value,     Net         unrealized      currency     (loss) from   From net   distributions       in net
                      beginning investment   gain (loss) on    related       investment  investment       to             asset
                      of period   income      investments    transactions    operations    income     shareholders       value
                      ============================================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995.................  $13.31     $ 0.14        $ 2.12          $ 0.08         $ 2.34      $   --      $   --           $ 2.34

For the Period Ended January 31,
================================
1995/d/..............   14.18       0.11         (0.89)           0.01          (0.77)      (0.10)      (0.10)           (0.87)

                                                                                            Ratios assuming no
                                                                                            voluntary waiver of
                                                                                             distribution fees
                                                                                           and expense limitations
                                                                                           ========================
                                                       Ratio                                              Ratio
                                           Ratio       of net                                             of net
                       Net                of net     investment                              Ratio of   investment
                      asset             expenses to  income to                               expenses   income to
                      value,              average     average    Portfolio   Net asets at   to average   average
                      end of   Total        net         net      turnover    end of period     net         net
                      period  Return/a/    assets      assets      rate         (000s)        assets      assets
                    ===============================================================================================
For the Six Months Ended July 31, (unaudited)
=============================================
1995................. $15.65   17.58%/b/    1.73%/c/   2.02%/c/    62.98%/b/    $165,789      1.98%/c/     1.77/c/

For the Period Ended January 31,
================================
1995/d/..............  13.31   (5.46)/b/    1.90/c/    1.83/c/     36.08/b/      124,298      2.38/c/      1.35%/c/

----------------
/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from July 8, 1994 (commencement of operations) to January 31, 1995.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

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

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                                       62

--------------------------------------------------------------------------------
This Semiannual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Equity Portfolios, Inc. Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

Goldman Sachs
One New York Plaza
New York, NY 10004




Directors
Paul C. Nagel, Jr., Chairman
Ashok N. Bakhru
Marcia L. Beck
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Marcia L. Beck, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary




Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent





eq3/72k/0795

The Goldman Sachs
Equity Portfolios

--------------------------------------------------------------------------------
Semiannual Report
July 31, 1995



Goldman Sachs Balanced Fund
Goldman Sachs Select Equity Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Small Cap Equity Fund
Goldman Sachs International Equity Fund
Goldman Sachs Asia Growth Fund




[LOGO OF GOLDMAN SACHS APPEARS HERE]

================================================================================